Exhibit 10.1
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CONTRACT
BETWEEN
SATÉLITES MEXICANOS, S.A. de C.V.
AND
SPACE SYSTEMS/LORAL, INC.
FOR THE
SATMEX 8 SATELLITE PROGRAM
This Contract and information contained therein are subject to the confidentiality and nondisclosure terms as set forth in this Contract.
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restriction set forth on the cover page.]

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EXECUTION VERSION
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EXECUTION VERSION
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EXECUTION VERSION
Schedule 1 — SATMEX 8 Milestone Payment Plan for Firm Fixed Price and Termination Liability Schedule
Exhibit A — SATMEX 8 Program Statement of Work
Exhibit B — SATMEX 8 Satellite Technical Specification
Exhibit C — Mission Assurance Plan
Exhibit D — SATMEX 8 Satellite Test Plan
Exhibit E — SATMEX 8 Dynamic Satellite Simulator Specification
Exhibit F — GCE Upgrade Statement of Work
Exhibit G — iTACS Technical Requirements Specification
Exhibit H — APS Technical Requirements Specification
Exhibit I — GCE Upgrade Product Assurance Plan
Exhibit J — Ground Control Equipment Upgrade Test Plan
Exhibit K — Upgrade Training Plan and Technical Assistance
Exhibit L — SATMEX 8 Program Satellite and DSS Training Plan
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EXECUTION VERSION
PREAMBLE
This Contract is entered into effective as of April 1st, 2010 (the “Effective Date of Contract” or “EDC”), by and between Satélites Mexicanos, S.A. de C.V., a corporation organized and existing under the laws of Mexico, having an office and place of business at Avenida Paseo de la Reforma 222, 20th Floor, Col. Juárez, Delegación Cuauhtémoc CP 06600, México, D.F. (hereinafter referred to as “Purchaser”), and Space Systems/Loral, Inc., a corporation organized and existing under the laws of the state of Delaware, having an office and place of business at 3825 Fabian Way, Palo Alto, CA 94303-4604 (hereinafter referred to as “Contractor”, and Purchaser and Contractor are hereinafter referred to collectively as the “Parties” or individually as a “Party”), regarding the SATMEX 8 Satellite program.
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EXECUTION VERSION
RECITALS
WHEREAS, Purchaser wishes to procure, and Contractor is willing to furnish, a communications satellite (the “SATMEX 8 Satellite”), two (2) Dynamic Satellite Simulators (DSSs), Ground Control Equipment Upgrades, Launch Support Services, Mission Operations Support Services, In Orbit Testing, Training services, On-site Support, In-plant Participation, Technical Support over the Mission Life, and to furnish other items and services (all as defined herein) to the extent and subject to the terms and conditions set forth herein, in consideration of the Firm Fixed Price and other valid consideration.
WHEREAS, as of November 30, 2006, Purchaser and Contractor agreed upon and acknowledged the Right of First Offer Letter, as amended (the “ROFO”), pursuant to which Contractor has a right of first offer with respect to the construction of Purchaser’s next satellite to be placed into one of Purchaser’s existing orbital locations (the “Next Satellite”), and from and after EDC, the SATMEX 8 Satellite is considered to be such Next Satellite;
WHEREAS, Contractor and Purchaser have executed an Authorization to Proceed (the “ATP”) for the SATMEX 8 Satellite program dated as of April 1st, 2010, pursuant to which Contractor agreed to initiate work on the SATMEX 8 Satellite program in consideration of the payment of 2.0 million U.S. dollars (US $2,000,000.00) (the “ATP Price”) by Purchaser, which is superseded in its entirety as of EDC as provided herein.
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EXECUTION VERSION
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, the Parties agree as follows:
ARTICLE 1 — DEFINITIONS
Capitalized terms used and not otherwise defined herein shall have the following meanings:
1.1
“Acceptance” (i) with respect to the SATMEX 8 Satellite shall be as provided for in Article 10, and (ii) with respect to any Deliverable Item other than the SATMEX 8 Satellite shall be as provided for in Article 11.

1.2
“Affiliate” means, with respect to an entity, any other entity, directly or indirectly, Controlling or Controlled by or under common Control with such first named entity. For purposes of this definition, “Control” and its derivatives mean, with respect to an entity, (i) the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest if not a corporation) of such entity ordinarily having voting rights, or (ii) the power to direct, directly or indirectly, the management policies of such entity, whether through the ownership of voting stock, by contract, or otherwise.

1.3	“ATP” shall have the meaning set forth in the Recitals.
1.4	“ATP Price” shall have the meaning set forth in the Recitals.
1.5	“Candidate Launch Vehicles” shall have the meaning set forth in Paragraph 5.2.2 of Exhibit B, Satellite Performance Specifications.
1.6	“Contract” means the articles of this executed Contract and its Exhibits as such Contract or any Exhibit may be amended from time to time in accordance with the terms hereof.
1.7	“Contract Document Requirements Lists” or “CDRLs” means the applicable contract document requirements lists as set forth in Exhibit A SOW, Annex 1 and Exhibit F, Section 6.1.
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EXECUTION VERSION
1.8
“Controlled Items” means any hardware, software, Deliverable Data, other technical information or technical/defense services to be provided by Contractor hereunder that is subject to controls under Export Control Laws.

1.9	“Daily Rate” shall have the meaning set forth in Article 13.2.
1.10
“Deliverable Data” means the data and documentation required to be delivered to Purchaser as specified in the Contract Document Requirements Lists, which shall be amended and/or updated by the Parties to include all documentation required to be delivered by Contractor in the Exhibits.

1.11	“Deliverable Item” means any of the items listed in Article 3.1 and, collectively, the “Deliverable Items”.
1.12
“Delivery” (i) with respect to the SATMEX 8 Satellite shall be as provided for in Article 3.2, and (ii) with respect to any Deliverable Item other than the SATMEX 8 Satellite shall be as provided for in Article 3.2.

1.13	“Dynamic Satellite Simulators” or “DSSs” is as described in Exhibit E.
1.14	“Effective Date of Contract” or “EDC” means the effective date of this Contract as specified in the preamble.
1.15
“Effective Failure Date” means, for purposes of determining losses of Transponder [***] Orbital Performance Incentives, either: (i) the date that the event causing the loss of OPI occurs, provided that Purchaser provides Contractor with notification of such loss event within thirty (30) days of the occurrence thereof; or (ii) the date that Purchaser provides Contractor with notification of such loss event, if such notification occurs more than thirty (30) days after the occurrence of such loss event.

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EXECUTION VERSION
1.16	“Exhibits” means the exhibits identified in Article 2.1 and attached hereto, as may be amended from time to time in accordance with the terms hereof.
1.17
“Export Control Laws” means U.S. Government export control and security laws, regulations, policies and license conditions applicable to Contractor’s performance of this Contract (including, but not necessarily limited to, the Arms Export Control Act, the Export Administration Act, the International Traffic in Arms Regulations, and the Export Administration Regulations).

1.18
“Failed Transponder” or “Transponder Failure” means, at any time after Launch, the permanent failure (including permanently intermittent failure) of a Transponder to meet the requirements of the SATMEX 8 Satellite Performance Specification, provided that, (i) the Transponder cannot be used for its intended communications purposes or (ii) consistent with telemetry data, IOT or other evidence which manifests itself after Launch, the Transponder is expected to fail to be usable for its intended communications purposes before the end of the SATMEX 8 Satellite Stated Life and in which event it shall be a Failed Transponder from and after the time it becomes such a failure. Within sixty (60) days following the Effective Failure Date, all available redundant and/or spare components on the SATMEX 8 Satellite applicable to the Transponder must be used or cease to be available and all reasonable technical alternatives for correcting the failure must be examined before a Transponder is considered to be a Failed Transponder. In the event that after all reasonable technical alternatives for correcting the failure have been performed, but nevertheless the failure still continues from and after sixty (60) days following the Effective Failure Date, the Transponder shall be declared as a “Failed Transponder” retroactive to the Effective Failure Date. For purposes of this definition, without limitation as to other circumstances of permanent intermittent failure that also may qualify as a “permanent failure” for purposes hereof, a Transponder “permanent intermittent failure” that qualifies for treatment as a “permanent failure” for purposes hereof, will be deemed to have occurred from and after such time as such Transponder has been a Non-Operational Transponder for three (3) separate thirty (30) consecutive day periods.

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EXECUTION VERSION
1.19	“Firm Fixed Price” is the amount(s) set forth in Article 4.
1.20
“Force Majeure” means any event beyond the control of a Party or its suppliers and subcontractors provided that such event could not have been prevented by the Party affected acting and having acted in a reasonable and prudent manner, and shall include, but not be limited to: (1) acts of God; (2) acts of a public enemy; (3) acts of a government in its sovereign capacity (including any action or inaction affecting the import or export of items, other than due to a lack of due diligence, wrongful or negligent act or an omission of Contractor); (4) war and warlike events; (5) catastrophic weather conditions such as hurricanes, tornadoes and typhoons; (6) fire, earthquake, floods, epidemics, quarantine restrictions, strikes, lockouts and other industrial disputes, sabotage, riot and embargoes, and) (7) other unforeseen and extraordinary events, which in every case are beyond the reasonable control and without the fault of the Party affected or its suppliers and subcontractors.

1.21	“Foreign Person” shall be as defined in the U.S. International Traffic in Arms Regulations, 22 C.F.R. §120.16.
1.22	[***]
1.23	“Ground Control Equipment Upgrade” or “GCE Upgrade” is as described in Exhibit F.
1.24	“Handover Date” shall have the meaning set forth in Article 10.2 of this Contract.
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EXECUTION VERSION
1.25	“In Orbit Testing” or “IOT” means the testing of the SATMEX 8 Satellite on-orbit in accordance with Exhibit D, SATMEX 8 Satellite Test Plan.
1.26	“In-plant Participation” shall have the meaning set forth in Exhibit A.
1.27
“Intellectual Property” means all designs, techniques, analyses, methods, concepts, formulae, layouts, software, inventions (whether or not patented or patentable), discoveries, improvements, processes, ideas, technical data and documentation, technical information, engineering, manufacturing and other drawings, specifications and similar matter in which an Intellectual Property Right subsists, regardless of whether any of the foregoing has been reduced to writing or practice.

1.28
“Intellectual Property Right” means all common law and statutory proprietary rights with respect to Intellectual Property, including patent, patent application, copyright, trademark, service mark, trade secret, mask work rights, data rights, moral rights, and similar rights existing from time to time under the intellectual property laws of the United States, any state or foreign jurisdiction, or international treaty regime, regardless of whether such rights exist as of the date hereof or arise or are required at any time in the future.

1.29
“Intentional Ignition” means, with respect to the Satellite, the start of the ignition process of the Launch Vehicle for the purpose of Launch, which is the time at which the command signal is sent to the Launch Vehicle. This definition shall be modified, with effect as of the date notified by the Party entering into the LSA, to reflect the definition of “intentional ignition” in the Launch Services Agreement applicable to Launch of the Satellite.

1.30	“IOT Complete Date” shall have the meaning set forth in Article 10.2.
1.31	[***]
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EXECUTION VERSION
1.32
“Launch” means, with respect to the SATMEX 8 Satellite, Intentional Ignition followed by a lift off. This definition shall be modified to incorporate the definition of “launch” from the Launch Services Agreement applicable to the Launch of the Satellite.

1.33	“Launch Agency” means the provider responsible for conducting the Launch Services for the SATMEX 8 Satellite.
1.34	“Launch and In-Orbit Insurance” shall have the meaning set forth in Article 6.6.
1.35	“Launch Date” means the date for the Launch of the Satellite established pursuant to the LSA.
1.36	“Launch Services” means those services provided by the Launch Agency pursuant to the Launch Services Agreement.
1.37	“Launch Services Agreement” or “LSA” means the contract between the Purchaser and the Launch Agency which provides for Launch Services for the SATMEX 8 Satellite.
1.38	“Launch Site” means the location that will be used by the Launch Agency for purposes of launching the SATMEX 8 Satellite.
1.39	“Launch Support” or “Launch Support Services” means those services specified in the SOW, Exhibit A, to be provided by Contractor in support of Launch Services.
1.40	“Launch Vehicle” means the launch vehicle selected by Purchaser and used for Launch Services for the SATMEX 8 Satellite.
1.41 “Losses” shall have the meaning set forth in Article 18.1.
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EXECUTION VERSION
1.42	“Mission Operations Support Services” means the orbit-raising, IOT and related services specified in Exhibit A to be performed by Contractor for the SATMEX 8 Satellite.
1.43
“Non-Operational Transponder” means failure of a Transponder on the SATMEX 8 Satellite to meet the requirements of the SATMEX 8 Satellite Performance Specification, in excess of ten (10) consecutive minutes per day for three (3) consecutive days, or five (5) non-consecutive days in any thirty (30) day period, during the SATMEX 8 Satellite Stated Life, that is not attributable to the operation, directly or indirectly, of the SATMEX 8 Satellite by Purchaser (each such Transponder on each such day is deemed individually, a “Non-Operational Transponder”), as set forth in Article 13.6.

1.44	“NSP” means not separately priced.
1.45	“On-site Support” shall have the meaning set forth in Exhibit A.
1.46
“Operational Transponder” means a Transponder that is capable of providing communications services, and is operating in accordance with the Satellite Performance Specification, Exhibit B, including any waivers approved in accordance with Article 9.4 of this Contract.

1.47
“Orbital Performance Incentive Period” or “OPIP” means, with respect to the Satellite, the period commencing on the day following the Handover Date for such Satellite and ending on the last day of the Satellite Stated Life, not to exceed 5,475 days.

1.48
“Orbital Performance Incentives” or “OPI” means, with respect to the SATMEX 8 Satellite, the amount specified in Article 13, which may be earned by Contractor based on on-orbit performance of such SATMEX 8 Satellite, as may be adjusted pursuant to other provisions therein.

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EXECUTION VERSION
1.49	“Orbital Storage” shall have the meaning set forth in Article 13.5.
1.50
“Partial Loss” means, with respect to the Satellite on or after [***], any loss of operational capacity, but the Satellite is not a Total Loss. If Purchaser obtains a policy of Launch and In-Orbit Insurance, this definition shall be modified, with effect as of the date notified by Purchaser to Contractor, to reflect the definition of “Partial Loss” in the Launch and In-Orbit Insurance policy covering loss of or damage to the SATMEX 8 Satellite.

1.51	“Party” or “Parties” means Purchaser, Contractor or both, as the context requires.
1.52	“Payment Plan” means the payment plan for the work performed under the Contract, as set forth in Schedule 1 hereto.
1.53
“Performance Specification” means the applicable performance specification (Exhibit B, E, G or H) for the SATMEX 8 Satellite or other Deliverable Item as appropriate in the context of the applicable clause.

1.54	“PMO” means Purchaser’s Program Management Office(s)
1.55
“Mission Assurance Plan” or “MAP” means the applicable mission/product assurance plan (Exhibit C or Exhibit I) for the SATMEX 8 Satellite or other Deliverable Item as appropriate in the context of the applicable clause.

1.56	“Proprietary Information” shall have the meaning set forth in Article 26.
1.57	“Redundancy” means the use of a spare unit or equipment of the SATMEX 8 Satellite to fix an anomaly experienced in a subsystem or system to re-establish or maintain operation of the Satellite.
1.58	[***]
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EXECUTION VERSION
1.59	[***]

1.60	“Replacement Satellite” shall have the meaning set forth in Article 30.
1.61	“Replacement Satellite Exercise Period” shall have the meaning set forth in Article 30.
1.62	“Satellite Storage Plan” shall have the meaning set forth in Article 32.
1.63	“SATMEX 8 Satellite” or “Satellite” means the communications satellite that is to be manufactured by Contractor pursuant to this Contract.
1.64
“SATMEX 8 Satellite Anomaly” means, with respect to the SATMEX 8 Satellite, any on-orbit condition or occurrence that has a material adverse impact on the SATMEX 8 Satellite Stated Life, or the health or performance of the SATMEX 8 Satellite.

1.65	“SATMEX 8 Satellite Technical Specification” means the SATMEX 8 Satellite performance specification attached as Exhibit B.
1.66	“SATMEX 8 Satellite Test Plan” means the SATMEX 8 Satellite test plan attached as Exhibit D.
1.67
“SATMEX 8 Satellite Stated Life” means, with respect to the SATMEX 8 Satellite, the predicted operational life for such SATMEX 8 Satellite measured in years (and any portion thereof of less than one (1) year) less the time between Launch and the Purchaser’s Acceptance of the SATMEX 8 Satellite pursuant to Article 10, based on the worst case pre-Launch three (3) sigma fuel budget for the Launch Vehicle and the SATMEX 8 Satellite, for which the SATMEX 8 Satellite is expected to be operated in accordance with the applicable provisions of the SATMEX 8 Satellite Performance Specification, provided that, in no event shall the SATMEX 8 Satellite Stated Life be less than fifteen (15) years plus one (1) year of propellant margin.

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EXECUTION VERSION
1.68
“Statement of Work” or “SOW” means the applicable statement of work (Exhibit A or Exhibit F) for the SATMEX 8 Satellite or other Deliverable Item as appropriate in the context of the applicable clause.

1.69	“Storage” shall have the meaning set forth in Article 32.
1.70	“Technical Support over the Mission Life” shall have the meaning set forth in Exhibit A.
1.71
“Terminated Ignition” means that following Intentional Ignition, Launch does not occur and launch pad is declared safe by the launch agency, and the Satellite is not a Total Loss. This definition shall be modified, with effect as of the date notified by the Party to the LSA, to incorporate the definition of “Terminated Ignition” from the Launch Service Agreement applicable to the Launch of the Satellite.

1.72	“TT&C” means telemetry, tracking and control.
1.73
“Total Loss” means with respect to the SATMEX 8 Satellite (i) the complete loss, destruction or failure of such SATMEX 8 Satellite, or (ii) [***] or more of the required number of Operational Transponders hereunder become Failed Transponders. If Purchaser procures a policy of Launch and In-Orbit Insurance, this definition shall be modified, with effect as of the date notified by Purchaser to Contractor, to reflect the definition of “Total Loss” and/or “Constructive Total Loss” in the Launch and In-Orbit Insurance policy covering loss of or damage to the SATMEX 8 Satellite or if the Partial Loss definition has been amended according to its terms.

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EXECUTION VERSION
1.74	“Training” shall have the meaning set forth in Exhibit K and Exhibit L, as applicable.
1.75
“Transponder” means individually those sets of equipment within the communications subsystem of the SATMEX 8 Satellite that provide a path to receive communications signals from earth, translate and amplify such signals and transmit them to earth. A Transponder shall mean any one of the twenty four (24) C-Band and forty (40) Ku-Band transponders.

1.76	“Transponder Penalty” shall have the meaning set forth in [***].
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EXECUTION VERSION
ARTICLE 2 — SCOPE OF WORK
2.1	Provision of Services and Materials
Contractor shall provide the necessary personnel, expertise, material, services, and facilities to: design, manufacture, test, and deliver to Purchaser for Acceptance, one (1) SATMEX 8 Satellite together with all other Deliverable Items referred to in Article 3.1, in accordance with the following Exhibits, which are attached hereto and made a part hereof:
2.1.1	Exhibit A — SATMEX 8 Satellite Statement of Work, dated 3/12/ 2010

2.1.2	Exhibit B — SATMEX 8 Satellite Technical Specification, dated 5/7/2010

2.1.3	Exhibit C — Mission Assurance Plan, Rev. 1, dated 9/22/2006

2.1.4	Exhibit D — SATMEX 8 Satellite Test Plan, dated 5/7/2010
2.1.5	Exhibit E — SATMEX 8 Dynamic Satellite Simulator Specification, dated 3/12/2010
2.1.6	Exhibit F — GCE Upgrade Statement of Work , dated 3/19/2010

2.1.7	Exhibit G — iTACS Technical Requirements Specification, dated 3/12/ 2010

2.1.8	Exhibit H — APS Technical Requirements Specification, dated 2/10/2010
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EXECUTION VERSION
2.1.9	Exhibit I — SATMEX 8 Satellite Ground control Equipment and Software Product Upgrade Assurance Plan, dated 2/10/2010
2.1.10	Exhibit J — Ground Control Equipment Upgrade Test Plan, dated 2/22/2010
2.1.11	Exhibit K — Ground Control Equipment Upgrade Training Plan and Technical Assistance, dated 3/12/2010
2.1.12	Exhibit L — SATMEX 8 Program Satellite and DSS Training Plan, dated 3/12/2010
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EXECUTION VERSION
ARTICLE 3 — DELIVERABLE ITEMS AND DELIVERY SCHEDULE
3.1	Deliverable Items
Subject to all other terms and conditions of this Contract, the items to be delivered under this Contract are specified in the table below and the corresponding delivery schedules and locations are as follows:

Item	Description	Delivery Schedule	Delivery Location

1.	SATMEX 8 Satellite	EDC + 27 months (shipment to the Launch Site)	Contractor’s facility

2.	Deliverable Data	Per CDRLs	Purchaser’s PMO

3.	Training	Per Training Plans, Exhibits K and L	Per Training Plans Exhibits K and L

4.	On-site Support	Per Training Plans, Exhibits A sec. 2.5.1.8, F secs. 6.2.1 and 8.1, and K sec. 1.5	Purchaser’s facilities in Iztapalapa, México City and Hermosillo, Sonora, México

5.	In-plant Participation	Per Training Plans, Exhibits A, E and F	Contractor’s facility

6.	Technical Support over the Mission Life	Throughout the SATMEX 8 Satellite operational life	Per SOW, Sec. 2.5.8
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EXECUTION VERSION

Item	Description	Delivery Schedule	Delivery Location

7.	Two (2) Dynamic Satellite Simulators (DSSs)	Interim software and hardware DSSs: Launch Date minus [***] months;	Per SOW
DSSs Software update: at Launch Date minus [***] months;

Final DSSs update: Launch Date minus [***] weeks; and
DSS computer hardware and software update: [***] years after Acceptance of the Satellite.

8.	Ground Control Equipment upgrades	EDC plus [***] months	Purchaser’s facilities in Iztapalapa, Mexico City and Hermosillo, Sonora, México per Exhibit F

9.	Launch Support Services (For the selected Launch Vehicle)	Launch Campaign per Exhibit A sec. 2.5.6.2	Launch Site

10.	Mission Operations Support Services	During orbit-raising and IOT phases per Exhibit A secs. 2.5.6.3 and 2.5.6.4	Contractor’s and Purchaser’s facilities
3.2	Delivery
Delivery of each Deliverable Item, except the Satellite, shall occur upon Acceptance of such Deliverable Item in accordance with Article 11. In the case of the Satellite, Delivery shall occur upon shipment of the Satellite to the Launch Site after completion of the SPSR pursuant to Article 9. Provided that Purchaser has made the Launch Site available for receipt of the Satellite, Contractor shall ship the Satellite to the Launch Site within twenty-seven (27) months from EDC.
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EXECUTION VERSION
3.3	Procurement of Launch Services
Purchaser shall be responsible for the procurement of Launch Services for the SATMEX 8 Satellite. Contractor shall provide engineering and other customary services to maintain compatibility of the Satellite for Launch with the list of Candidate Launch Vehicles set forth in Exhibit B (as of EDC, Ariane 5, Proton M, Sea Launch and Atlas V). On or before [***] month prior to the Delivery date of the Satellite set forth in Article 3.1 (as such date may be extended as provided under this Contract), Purchaser shall notify Contractor in writing of its final selection of a Launch Vehicle for the Launch of the Satellite from the list of Candidate Launch Vehicles, and shall use reasonable commercial efforts to select a Launch Date compatible with Contractor’s then-currently scheduled Satellite Delivery date. Failure to notify Contractor of Launch Vehicle selection by the respective date set forth in the immediately preceding sentence shall be a Purchaser delay of Work subject to Article 6.7 and, once selected as provided above, any change to the Launch Vehicle selection shall be subject to Article 15.
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EXECUTION VERSION
ARTICLE 4 — PRICE
4.1	Firm Fixed Price
The price to be paid by Purchaser to Contractor for the Deliverable Items 1 through 10 set forth in Article 3.1 and Mission Operations Support Services, in each case, within the scope of work detailed in the SOW, Orbital Performance Incentives and shipment of Deliverable Items, including shipping insurance and customs and duties associated with shipment of the Satellite to the designated Launch Site and all in accordance with the terms and conditions of this Contract, as specified herein, shall be a firm fixed price of [***] (the “Firm Fixed Price”), which shall be paid in accordance with Schedule 1 hereto, entitled “SATMEX 8 Milestone Payment Plan for Firm Fixed Price”. The Firm Fixed Price includes the ATP Price paid by Purchaser to Contractor under the ATP, which shall be credited against the initial payment set forth in Schedule 1 hereto, but does not include the [***] interest cost calculated based on the Orbital Performance Incentives amount as described in Article 13. The itemization of the Firm Fixed Price is as follows:

Item	Description	Amount
1.	SATMEX 8 Satellite *	[***]
2.	Deliverable Data	NSP
3.	Training	NSP
4.	On-Site Support	NSP
5.	In-Plant Participation	NSP
6.	Technical Support over the Mission Life	NSP
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EXECUTION VERSION

Item	Description	Amount
7.	Two (2) Dynamic Satellite Simulators (DSSs)	[***]
8.	Ground Control Equipment Upgrades	[***]
9.	Launch Support Services (launch base operations)	NSP*
10	Mission Operations Support Services	NSP

	Total Firm Fixed Price*	[***]

*
The Firm Fixed Price assumes the Launch will be on an Ariane 5 Launch Vehicle; in the event that Purchaser selects a Launch Vehicle other than the Ariane 5, the Firm Fixed Price is subject to adjustment pursuant to Article 4.4 below.

The Firm Fixed Price includes all applicable taxes, duties and similar liabilities imposed by the United States Government or any political subdivision thereof, in connection with Contractor’s performance under this Contract other than taxes imposed on Purchaser as a result of Purchaser accepting title, ownership or possession of any Deliverable Items under this Contract. The Firm Fixed Price includes any applicable taxes, duties and similar liabilities imposed upon Contractor’s acquisition of items and services from subcontractors and suppliers in performance of its obligations hereunder.
4.2	Effect of Payment
Payments made under this Contract shall neither relieve Contractor from the performance of any of its obligations under this Contract, nor constitute a waiver of any of Purchaser’s rights and remedies hereunder.
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EXECUTION VERSION
4.3	Tax Responsibilities
4.3.1
Purchaser shall be responsible for all taxes, duties, fees, levies, business, property and sales taxes imposed after or in connection with the transfer of title of the SATMEX 8 Satellite or other Deliverable Items to Purchaser, withholding or value added taxes, bonds, charges, contributions or any other fiscal burden related to the delivery, acceptance or use of Deliverable Items under this Contract, including but not limited to all financial liabilities imposed by the Mexican Government. Purchaser shall not be liable for any taxes imposed on Contractor pursuant to Article 4.1 above. Notwithstanding the above, Contractor shall be responsible for any net U.S. income taxes imposed on Contractor for its performance under this Contract.

4.4	Launch Support Services
Depending upon Purchaser’s selection of the Launch Vehicle for the Launch of the Satellite, the Firm Fixed Price of this Contract shall be increased or decreased in the following applicable amount to reflect the Launch Support Services associated with the selected Launch Vehicle:

Price of Launch Support
Candidate Launch Vehicles	Services

Proton	$[***]
Sea Launch	$[***]
Atlas	$[***]
Ariane	$0 (Baseline)
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
The Parties agree that in the event that the Launch Vehicle selected by Purchaser is other than Ariane, the Schedule 1, SATMEX 8 Milestone Payment Plan for Firm Fixed Price will be adjusted accordingly and such adjustment shall be reflected in the SPSR completion milestone under the Schedule 1, SATMEX 8 Milestone Payment Plan for Firm Fixed Price.
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EXECUTION VERSION
ARTICLE 5 — PAYMENTS
5.1	Payment Plan
Payments by Purchaser to Contractor of the Firm Fixed Price set forth in Article 4 shall be made in accordance with the Payment Plan set forth in Schedule 1, SATMEX 8 Milestone Payment Plan for Firm Fixed Price, hereto.
5.2	Payment Conditions
5.2.1
Milestone Payments. For any milestone listed on Schedule 1, SATMEX 8 Milestone Payment Plan for Firm Fixed Price, Contractor shall submit an invoice for the associated milestone payment, upon completion of such milestone in accordance with the milestone completion criteria contained in Schedule 1, SATMEX 8 Milestone Payment Plan for Firm Fixed Price. All payments due from Purchaser upon the completion of a milestone described in the Payment Plan shall be invoiced by Contractor and shall also include Contractor’s certification that the milestone has been satisfactorily completed.

5.2.2
Orbital Performance Incentives. The Orbital Performance Incentives payments due from Purchaser pursuant to Article 13 with respect to the SATMEX 8 Satellite shall be due and payable as specified for such payments in Article 13.

5.2.3
Non-Warranty Payments. All amounts payable to Contractor with respect to non-warranty work performed pursuant to Article 14.4 shall be paid no later than thirty (30) days after receipt of an invoice from Contractor certifying that such non-warranty work has been satisfactorily completed.

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EXECUTION VERSION
5.2.4
Obligation to Pay. Except for the milestone payment entitled “Full Start Payment” on Schedule 1, SATMEX 8 Milestone Payment Plan for Firm Fixed Price, payment of which is a condition to the occurrence of EDC of this Contract, and except for the provision set forth in Article 5.2.6, all payments due from Purchaser shall be payable [***] days after receipt of Contractor’s invoice and subject to Article 5.2.2. Other than as provided immediately above, elsewhere in the Contract or as may be mutually agreed, in no event shall Purchaser be obligated to make a milestone payment prior to [***] days after Purchaser’s receipt of the corresponding invoice therefor. For purposes of calculating the time for payments under this Article 5, invoices sent by electronic means (facsimile or by electronic mail) promptly followed by issuance of an original invoice shall be deemed received upon confirmation of successful transmission or reception of the electronic mail, otherwise the time for payment shall be calculated from Purchaser’s receipt of an original invoice.

5.2.5
Disputed Amounts. If the event covered by a Contractor milestone payment invoice has not been substantially completed in accordance with the requirements of this Contract, Purchaser shall so notify Contractor in writing within [***] days of receipt of the invoice. Such notification shall state in reasonable detail the Contract requirements associated with the applicable milestone event that have not been met. Upon correction of the noted discrepancy(ies) (so that the milestone is completed to the original invoice and milestone completion requirements), the milestone invoice shall be reinstated for payment to be received within thirty (30) days after correction of such discrepancy(ies).

5.2.6	[***]
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EXECUTION VERSION
5.3	Late Payment
In the event that any payment to Contractor is not made when due hereunder, without prejudice to Contractor’s other rights and remedies under this Contract, at law or in equity, Purchaser shall pay Contractor interest at the rate of [***]% compounded annually on the unpaid balance thereof from the date such payment is due hereunder until such time as payment is made. [***].
5.4	Invoices
Invoices required to be delivered by Contractor hereunder shall be emailed or faxed to Purchaser and followed by original plus one (1) copy at the following address:
Satélites Mexicanos, S.A. de C.V.
[***]
Attention: Dr. Dionisio M. Tun Molina
Phone: [***]
Facsimile: [***]
or to such other address as Purchaser may specify in writing to Contractor. A copy of the invoice shall be sent to [***], phone [***], facsimile [***], email address: [***]; and [***], phone [***], facsimile [***], email address: [***].
The invoice shall contain the following mailing address:
[***]
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EXECUTION VERSION
5.5	Payment Bank
All payments made to Contractor hereunder shall be in U.S. currency and shall be made by electronic funds transfer to the following account:
SPACE SYSTEMS/LORAL, INC.
[***]
or such other account or accounts as Contractor may specify in writing to Purchaser thirty (30) days before the corresponding payment date.
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EXECUTION VERSION
ARTICLE 6 — PURCHASER-FURNISHED ITEMS
6.1	Purchaser-Furnished Support
To enable Contractor to install and complete Acceptance inspection of any SATMEX 8 Ground Control Equipment upgrades and the DSSs and, during the period which Contractor is performing Launch Support and Mission Operations Support Services up to and including the time of completion of In-Orbit Testing for the SATMEX 8 Satellite and Acceptance, Purchaser shall timely make available to Contractor, certain Purchaser-furnished equipment, facilities and services described in the SOWs. Such equipment, facilities and services shall be in good working condition and adequate for the required purposes and, for the Launch of the SATMEX 8 Satellite hereunder, shall be made available free of charge for Contractor’s use during the period commencing six (6) months prior to such Launch and continuing through completion of In-Orbit Testing and Acceptance for such SATMEX 8 Satellite. Purchaser and Contractor will conduct interface meetings in accordance with Exhibit A prior to such Launch to confirm the availability and adequacy of Purchaser-furnished equipment, facilities and services.
6.2	Authorizations
Each Party shall be responsible, at its cost and expense, for preparing, coordinating and filing all applications, registrations, reports, licenses, permits and authorizations that such Party is legally responsible for obtaining from any national governmental agencies having jurisdiction over such Party, for their respective obligations related to the construction, launch and operation of the SATMEX 8 Satellite.
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EXECUTION VERSION
6.3	Radio Frequency Coordination
Contractor shall not be responsible for the preparation and submission of any filings required by the International Telecommunication Union (or any successor agency thereto) or any relevant domestic communications regulatory authorities regarding radio frequency and orbital position coordination. Such filings shall be made in accordance with the Radio Regulations of the International Telecommunication Union (or any successor agency) and the laws and regulations of all domestic communications regulatory authorities having jurisdiction over Purchaser. Subject to Article 7, Contractor shall give Purchaser all the necessary and appropriate technical documentation of Contractor to allow Purchaser to prepare and submit the coordination filings with the International Telecommunication Union (or any successor agency) in connection with the coordination of radio frequencies for the SATMEX 8 Satellite.
6.4	SATMEX 8 Satellite Performance Data
In the event of a SATMEX 8 Satellite Anomaly occurring during and after Launch and throughout the SATMEX 8 Satellite Stated Life, Purchaser shall timely provide Contractor with or give Contractor access to any data Contractor may reasonably require to investigate and/or correct such SATMEX 8 Satellite Anomaly pursuant and subject to Article 14.2 and/or support Purchaser in preparing, presenting and settling any claims for insurance recovery relating to such SATMEX 8 Satellite Anomaly. Such reports shall be considered as confidential information, regardless of markings, pursuant to Article 26 hereof.
6.5	Contractor and Purchaser Assistance
Contractor and Purchaser shall provide such reasonable assistance and cooperation to each other and to the relevant government authorities as may be necessary or useful to secure necessary governmental licenses and other approvals to implement this Contract.
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EXECUTION VERSION
6.6	Launch and In-Orbit Insurance
Purchaser shall be responsible for obtaining Launch and In-Orbit Insurance, if any, covering the risks associated with the launch and initial in-orbit operation of the SATMEX 8 Satellite from and after Launch (the “Launch and In-Orbit Insurance”). Contractor shall provide, at no additional cost, all necessary and customary support and assistance to Purchaser in obtaining such Launch and In-Orbit Insurance and any subsequent in-orbit insurance that may be obtained for the SATMEX 8 Satellite following placement of the Launch and In-Orbit Insurance. Contractor’s support and assistance in this regard shall include preparing an information package on the SATMEX 8 Satellite suitable for presentations to space insurance brokers and underwriters, assisting Purchaser with all necessary presentations (oral, written or otherwise) to space insurance brokers and underwriters, participating in any such presentations, as may be requested by Purchaser, providing all appropriate technical information and responding to all underwriter inquiries during the insurance procurement process and thereafter for maintenance of coverage and claim settlement. Subject to applicable Export Control Laws, Contractor will also provide the following documentation as and to the extent explicitly required under Purchaser’s Launch and In-Orbit Insurance policy: (a) written confirmation that the Satellite and all other Deliverable Items delivered hereunder have passed all applicable qualification and acceptance tests, including the flight readiness review, and have fully met the requirements of the applicable Satellite Performance Specifications or a written waiver has been issued; and (b) written confirmation that all known anomalies and/or non-nominal behaviors observed on other satellites manufactured by Contractor, whether on ground or in-orbit have been investigated and corrected, as far as applicable to the subject matter of the policy, in accordance with the Contractor’s applicable quality procedures. In the applications it submits for U.S. Government export licenses pursuant to Article 7, Contractor shall include its obligations under this section for coverage under such licenses. Purchaser shall be responsible for negotiating and
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EXECUTION VERSION
concluding the terms, conditions and exclusions of the Launch and In-Orbit Insurance and for the payment of all premium due under such insurance. Contractor shall have no obligation or liability associated with the Launch and In-Orbit Insurance, including with respect to the payment of premium or the failure of Purchaser for any reason to obtain such insurance. Purchaser shall use reasonable commercial efforts to obtain from the insurers under the Launch and In-Orbit Insurance (and any in-orbit insurance that may be obtained following the Launch and In-Orbit Insurance) an express waiver of such insurers’ rights of subrogation with respect to any and all claims Purchaser may have against Contractor hereunder.
6.7	Late Delivery of Purchaser-Furnished Items or Services
The late delivery of Purchaser-furnished items or services, and/or unauthorized Purchaser actions or inactions that delay Contractor’s performance hereunder, including any delay which causes an impact to the delivery schedules set forth in Article 3.1 hereof, shall be considered an event beyond the reasonable control and without the fault of Contractor. To the extent of such late delivery of Purchaser-furnished items or services or unauthorized actions or inactions, Contractor shall be excused from performing its obligations hereunder, but only to the extent directly related to such late delivery, actions, inactions or delay, and, subject to Article 16, this Contract shall be modified accordingly, including an equitable adjustment in the price, schedule and other affected terms and conditions of this Contract in order to compensate Contractor for its reasonable and documented costs associated with such delay.
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EXECUTION VERSION
6.8	Customs Clearance
Contractor shall, subject to applicable export restrictions, provide all standard, ordinary and customary information and shall provide additional, reasonable support to Purchaser on an as requested basis for the purpose of customs clearance. Purchaser shall be responsible, at its cost and expense:
(i)	to handle all customs clearance in Mexico of any Deliverable Items delivered by Contractor under this Contract to Mexico;
(ii)	for payment of all customs duties and value added tax levied under Mexican law on the imported value of any Deliverable Items if applicable imported into Mexico; and
(iii)	for inland transportation of any deliverable items if any from Mexico City International Airport and/or from Hermosillo International Airport to Purchaser’s designated sites.
6.9	Shipping Documents
For the shipment to Purchaser of the Deliverable Data, Contractor will generate its customary shipping documentation. If, for the purpose of customs clearance and local handling in Mexico, specific shipping information, i.e., separate listings of hardware and software, bill of lading details, value/price information, etc. are required by the Mexican customs authorities, Purchaser shall provide such requirements to Contractor sufficiently in advance of the actual shipment. Compliance by Contractor with the preparation of shipping as provided in Article 6.8 and this Article 6.9 shall be subject to compliance with Export Control Laws pursuant to Article 7.
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EXECUTION VERSION
ARTICLE 7 — COMPLIANCE WITH U.S. EXPORT LAWS AND DIRECTIVES
7.1	Compliance with Export Control Laws
The Parties acknowledge and agree that any obligation of Contractor hereunder to provide to Purchaser and its personnel and/or its representatives with Controlled Items shall be subject to the requirements of Export Control Laws, as construed by Contractor. The Parties shall work cooperatively and in good faith to implement this Contract in compliance with Export Control Laws. To that end, Purchaser and its personnel and/or representatives shall enter into such U.S. Government-approved agreement(s), separate from this Contract, governing Contractor’s provision of Controlled Items, as may be reasonably required in order for Contractor to perform its obligations under this Contract.
7.2	Licenses and Other Approvals
Contractor shall apply for and, once issued, maintain U.S. Government export licenses, agreements and other approvals that are required for Foreign Person personnel and/or representatives of Purchaser to have access to Contractor facilities, and/or obtain Controlled Items in connection with the performance of this Contract. As early as practicable, and in no event later than fifteen (15) days after EDC, Purchaser shall provide Contractor with a list of countries (if other than the United States of America) of which Foreign Person personnel and/or representatives of Purchaser are citizens or nationals, if such personnel and/or representatives will or may have access to Contractor’s facilities and/or Controlled Items under this Contract. Both Parties shall provide the cooperation and support necessary for the other Party to apply for and maintain such required U.S. export licenses, agreements and other approvals, and shall promptly notify the other of any occurrence or change in circumstances of which it becomes aware that is relevant to or affects such export licenses, agreements and approvals. Contractor shall include Purchaser
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EXECUTION VERSION
(and related entities involved with the procurement) as a named party in any application to the U.S. Government for approval of such export licenses, agreements and other approvals so as to permit Purchaser to be present during any discussion with or meetings where Purchaser’s foreign subsidiaries/related entities, or insurance providers, may receive from, or discuss with, Contractor any export-controlled items and/or services. Contractor shall provide the parties to such export licenses, agreements and other approvals copies of the export licenses, agreements and other approvals, including provision of details of any U.S. Government provisos related to same.
In no event shall Contractor be obligated under this Contract to provide access to Contractor or subcontractor facilities; provide access to or furnish Controlled Items to any person except in compliance with applicable Export Control Laws, as construed by Contractor.
7.3	No Unauthorized Exports or Re-transfers
Purchaser understands and warrants that it shall not re-export, re-transfer or divert to any third party any Controlled Item exported to Purchaser under or in connection with this Contract, except as expressly authorized by the U.S. government in accordance with the export licenses, agreements or other approvals referenced in Article 7.1 and 7.2 or as otherwise expressly authorized under Export Control Laws. In the event that Purchaser has a requirement to transfer any information to a third party which requires a license hereunder, Contractor shall provide reasonable support to Purchaser and shall prepare and submit, on Purchaser’s behalf, the appropriate license applications to the U. S. Government.
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EXECUTION VERSION
ARTICLE 8 — ACCESS TO WORK IN PROCESS
8.1	Work-in-Process at Contractor’s Plant
Subject to Article 7 and Article 8.4 and subject further to compliance with Contractor’s safety and security regulations, Purchaser’s personnel (and/or Purchaser’s duly appointed consultants and designees) shall be allowed access to work being performed at Contractor’s facility (at the subsystem level and above) for the SATMEX 8 Satellite and other Deliverable Items, for the purpose of observing the progress of such work and for such other activities as contained in the SOWs. Such access shall be upon reasonable prior notice to Contractor and shall occur during normal working hours or at such other hours as Contractor may agree.
8.2	Work-in-Process at Subcontractors’ Plant
Subject to Article 7 and Article 8.4, to the extent permitted by Contractor’s subcontractors supplying services or goods valued in excess of [***] in connection with the Contract and subject to each such subcontractor’s safety and security regulations, Contractor shall allow Purchaser’s personnel (and/or Purchaser’s duly appointed consultants and designees) access to work being performed with respect to the Contract in each such subcontractor’s plants for the purpose of observing the progress of such work, subject to the right of Contractor to accompany Purchaser on any such visit to a subcontractor’s plant. Contractor will use all its reasonable commercial efforts to obtain permission for such access to subcontractor’s facilities.
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EXECUTION VERSION
8.3	On-Site Facilities for Purchaser’s Personnel
Subject to Article 7 and Article 8.4, for the purpose of monitoring the progress of the work to be performed by Contractor hereunder, Contractor shall provide, at its expense, office facilities at Contractor’s plant for up to six (6) resident Purchaser personnel (or Purchaser’s duly appointed consultants and designees) through Acceptance of the SATMEX 8 Satellite. The office facilities to be provided shall include office space to accommodate one office for the Program Manager, one office for the payload and bus specialists and one office for up to three consultants, office furniture, local, national and international telephone services, access to copy machines, personal computers, office supplies, internet connections and facsimile machines, to the extent necessary, or as reasonably requested by Purchaser, to enable Purchaser personnel to monitor the progress of work under this Contract.
8.4	Purchaser Representatives as Competitors/Foreign Persons
Purchaser shall use reasonable commercial efforts to verify that Purchaser’s consultants and agents used in connection with this Contract are not in direct competition with or currently employed by companies or entities that are in direct competition with Contractor. [***] Purchaser shall notify Contractor in writing of the name, title or function, business relationship, employer, citizenship/nationality status under Export Control Laws and such other information as may be reasonably requested by Contractor, with respect to each of its intended consultants and agents, and cause each such consultant and agent (except for attorneys and other professionals who are already bound by obligations of confidentiality) to (1) execute a confidentiality agreement directly with Contractor in form and substance satisfactory to Contractor and containing terms substantially the same as those set forth in Article 26 and Article 27 and (2) pursuant to Article 7, execute a Technical Assistance Agreement or other agreement to ensure compliance with applicable Export Control Laws. Contractor may in its reasonable discretion deny, based on non-compliance with the foregoing, or on Export Control Laws, or on failure to execute and deliver a confidentiality agreement, any consultant or agent of Purchaser access to Contractor facilities, products or information, it being understood that any consultant or agent of Purchaser that is a U.S. citizen or legal resident of the U.S. and who is in compliance with Export Control Laws shall not be denied access based on Export Control Laws.
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EXECUTION VERSION
8.5	Interference with Operations
Purchaser shall exercise its rights under this Article 8 in a manner that does not unreasonably interfere with Contractor’s or its subcontractors’ normal business operations or Contractor’s performance of its obligations under this Contract or any agreement between Contractor and its subcontractors.
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EXECUTION VERSION
ARTICLE 9 — SATMEX 8 SATELLITE PRE-SHIPMENT REVIEW (SPSR)
9.1	Contractor to Review SATMEX 8 Satellite Prior to Shipment
Contractor shall conduct a Satellite Pre-Ship Review of the SATMEX 8 Satellite prior to Contractor’s shipment of such SATMEX 8 Satellite to the Launch Site. This review shall be in accordance with the terms of this Article 9 and the Exhibit A SOW.
9.2	Time, Place and Notice of Satellite Pre-Ship Review (SPSR)
The SPSR shall take place at Contractor’s facility. Contractor shall notify Purchaser in writing at least [***] days prior to the date that the SATMEX 8 Satellite shall be available for SPSR, which shall be the scheduled date for commencement of such SPSR. If Purchaser cannot attend such SPSR on such scheduled date, Contractor shall use its reasonable commercial efforts to accommodate Purchaser’s scheduling requirements. If Purchaser shall fail to attend the scheduled SPSR with respect to the SATMEX 8 Satellite, Purchaser shall be deemed to have notified Contractor pursuant to Article 9.6 hereof that the SPSR for the SATMEX 8 Satellite has been completed.
9.3	Conduct and Purpose of SPSR
The SPSR shall be conducted in accordance with Section 2.4.5 of the Exhibit A SOW. The purpose of the SPSR shall be to review test data and analyses for the subject SATMEX 8 Satellite to determine whether such SATMEX 8 Satellite meets applicable SATMEX 8 Satellite Performance Specification requirements without non-conformances (provided that any waivers and deviations approved pursuant to Article 9.4 shall not be considered non-conformances) and is therefore ready for shipment to the Launch Site.
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EXECUTION VERSION
9.4	Waivers or Pending Waivers
At the earliest possible time, but no less than [***] business days before the commencement of the SPSR for the SATMEX 8 Satellite or the Acceptance inspection for any other Deliverable Item pursuant to Article 11, to the extent known by Contractor at that time, Contractor may submit to Purchaser any request for a waiver of, or deviation from, provisions(s) of the Performance Specification applicable to the SATMEX 8 Satellite or applicable Deliverable Item identified by Contractor as of such time. Each such waiver or deviation approved by Purchaser shall be deemed an amendment to the Performance Specification for the SATMEX 8 Satellite or applicable Deliverable Item, permitting such waiver thereof, or deviation therefrom, effective on or after the date of such approval for such SATMEX 8 Satellite or applicable Deliverable Item. Purchaser shall, in keeping with customary industry practice, consider each waiver or deviation request in good faith, taking into account the overall performance of the Satellite, and shall not unreasonably withhold its approval thereof.
9.5	Purchaser’s Inspection Agents
Purchaser may, subject to prior written notice to Contractor, cause any agent designated by Purchaser to observe the SPSR pursuant to this Article 9; provided, however, that the provisions of Article 7 and Article 8.4 shall apply to any such agent.
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EXECUTION VERSION
9.6	SPSR Results
Within [***] after the completion of the SPSR meeting for the SATMEX 8 Satellite, Contractor shall notify Purchaser in writing of the results of the SPSR pursuant to this Article 9 and Purchaser shall within [***] notify Contractor in writing of its concurrence with results or its exceptions thereto. In the event that such SPSR demonstrates conformity of the SATMEX 8 Satellite to the applicable requirements of the SATMEX 8 Satellite Performance Specification (including any waivers or deviations approved by Purchaser pursuant to Article 9.4) and Purchaser confirms in writing such demonstrated conformity, Purchaser shall direct that the SATMEX 8 Satellite shall either be prepared and shipped by Contractor to the Launch Site for Launch or that it be placed in Storage pursuant to Article 32 and the SPSR shall be deemed completed (if the provisions thereof apply). In the event that such SPSR discloses any non-conformance of such SATMEX 8 Satellite to the requirements of the SATMEX 8 Satellite Performance Specification not the subject of any waivers or deviations approved by Purchaser pursuant to Article 9.4, Purchaser’s notice shall state each such non-conformance (with reference to the applicable requirement of the SATMEX 8 Satellite Performance Specification deemed not met), and Contractor shall, at its own cost and expense and in a timely manner, correct or repair each such non-conformance and resubmit the SATMEX 8 Satellite for SPSR in accordance with this Article 9 as to each corrected or repaired element. If Purchaser fails to provide either conformance or non-conformance notice within the [***] period referred to in the first sentence hereof, the SPSR shall be deemed to have been completed with respect to the Satellite and Purchaser shall be deemed to have directed Contractor to place the Satellite into Storage pursuant to Article 32.
9.7	Inspection Costs Borne by Purchaser
Except as may be provided by Contractor under Article 8.3, all costs and expenses incurred by Purchaser and its agents in the performance of this Article 9, including travel and living expenses, shall be borne solely by Purchaser, except for such support as provided by Contractor pursuant to Article 8.3.
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EXECUTION VERSION
9.8	Correction of Deficiencies after SPSR
If at any time following SPSR completion and prior to [***], the SATMEX 8 Satellite fails, for reasons not attributable to Purchaser, to meet the requirements of Exhibit B, Satellite Performance Specification, as they may be modified as of such time pursuant to Article 9.4, and provided that the SATMEX 8 Satellite has not suffered a total loss or total destruction under Article 12.3, Contractor shall (1) in the event of a Terminated Ignition, proceed according to Article 12.1.1 hereof, and (2) in other cases, promptly correct such deficiency/ies prior to [***].
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EXECUTION VERSION
ARTICLE 10 — SATMEX 8 SATELLITE ACCEPTANCE AND IN-ORBIT TEST
10.1	SATMEX 8 Satellite Acceptance
Acceptance of the SATMEX 8 Satellite by Purchaser shall occur finally and irrevocably for all purposes hereunder upon the earlier to occur of: (i) the Handover Date (as defined in Article 10.2. below); or (ii) the instant immediately prior to an event on or after [***] resulting in the Total Loss of the SATMEX 8 Satellite (or the SATMEX 8 Satellite being reasonably determined to be a Total Loss.
10.2	SATMEX 8 Satellite Acceptance Procedure
Following the completion of the SPSR for the SATMEX 8 Satellite pursuant to Article 9, Contractor shall transport such SATMEX 8 Satellite, in accordance with Contractor’s standard commercial practices, to the Launch Site and proceed with the Launch Support Services.
[***] days prior to the then-scheduled Launch of the SATMEX 8 Satellite, Contractor shall notify Purchaser of the IOT schedule with respect to the SATMEX 8 Satellite. Purchaser, including, without limitation, its contractors and agents, may observe such IOT at Purchaser’s or Contractor’s location, at Purchaser’s election, subject to Article 7 and Article 8.4 and applicable U.S. Government and Contractor security restrictions.
Except in the event of a Total Loss of the SATMEX 8 Satellite or the Satellite has been reasonably determined to be a Total Loss, as provided in Article 10.1 above, following the Launch and injection of the Satellite into 114.9°WL, or 116.8°WL or any other orbital geostationary position as Purchaser may notify in writing to Contractor at least [***] days prior to Launch, Contractor shall conduct IOT. When IOT has been completed for the SATMEX 8 Satellite in accordance with Exhibit D, SATMEX 8 Satellite Test Plan, Contractor shall submit and certify the required IOT results to Purchaser. Within [***]
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EXECUTION VERSION
hours of the time that Contractor provides the required IOT results to Purchaser with respect to the SATMEX 8 Satellite, Contractor and Purchaser shall hold a SATMEX 8 Satellite IOT review as defined in Section 2.4.10 of the Exhibit A SOW (with a summary and a detailed IOT report and the Satellite Acceptance Certificate (as defined in Exhibit A, Statement of Work) being submitted at least [***] hours before conducting the IOT review). Purchaser shall cooperate in good faith in the conduct of such review and, upon completion thereof (the “IOT Complete Date”), the IOT review shall be deemed to be completed (as described in Section 2.4.10 of Exhibit A, SOW). Thereafter, Contractor may or may not be entitled to earn Orbital Performance Incentives as and to the extent set forth in Article 13.
The SATMEX 8 Satellite Acceptance Certificate shall certify that: (i) the SATMEX 8 Satellite meets all the applicable requirements of the Exhibit B, Satellite Performance Specification; or (ii) that the SATMEX 8 Satellite does not meet all the applicable requirements of Exhibit B, Satellite Performance Specification, but is not a Total Loss; or (iii) that the Satellite is a Total Loss.
Within [***] hours of the time that Contractor provides the required IOT results and Satellite Acceptance Certificate to Purchaser with respect to the SATMEX 8 Satellite, Contractor and Purchaser shall hold a SATMEX 8 Satellite IOT review as defined in Section 2.4.10 of the SOW and shall cooperate in good faith in the conduct of such review. No later than [***] days after completion of such review, Purchaser shall notify Contractor either: (i) of its concurrence with Contractor’s Acceptance Certificate for the SATMEX 8 Satellite in writing in accordance with Article 10.2.1, 10.2.2 or 10.2.3 as applicable, or (ii) that Purchaser does not concur with Contractor’s Acceptance Certificate, specifically identifying the reasons therefore, including the requirements of the Contract upon which Purchaser is basing its non-concurrence. In the event that Purchaser does not concur
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
with Contractor’s Acceptance Certificate, Purchaser’s notice of non-concurrence shall also set forth Purchaser’s determination of the basis for Acceptance (pursuant to either Article 10.2.1, 10.2.3 and 10.2.4), and the Parties shall thereafter resolve their dispute on the basis for Acceptance in accordance with Article 22, provided that if Purchaser places the Satellite into service pending resolution of the dispute, Contractor shall be entitled to earn and be paid its Orbital Performance Incentives in accordance with Article 13 hereof to the extent undisputed or to the extent that Purchaser operates the Satellite, whichever is greater. If, at completion of the IOT review, the SATMEX 8 Satellite is at the 114.9°W orbital position, Contractor shall move the SATMEX 8 Satellite to 116.8°W orbital position and, upon placement of the SATMEX 8 Satellite into the 116.8°W orbital position, the full operation of such SATMEX 8 Satellite shall pass to Purchaser in accordance with the SOW Exhibit A; if, at completion of the IOT review, the SATMEX 8 Satellite is already located at the 116.8°W orbital position, the full operation of such SATMEX 8 Satellite shall pass to Purchaser in accordance with the SOW Exhibit A (in either case, the date when full operation of such SATMEX 8 Satellite passes to Purchaser, the “Handover Date”). If the condition of the accepted Satellite is disputed, Purchaser may request and Contractor shall perform such tests on the SATMEX 8 Satellite at the Geostationary Orbital Position as may be mutually agreed for the purpose of endeavoring to resolve such dispute. The Parties agree that the time from the Launch Date to the Handover Date during which Contractor is conducting IOT testing in accordance with section 5.2.4.2 of the Exhibit B and Exhibit D, shall not exceed [***] days, unless there is an anomaly and/or non-conformance that requires adjustments and/or additional testing, in which case the Parties shall mutually agree on the adjustments and/or additional testing required as well as the new Handover Date.
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EXECUTION VERSION
10.2.1
In the event that, the IOT results show to the reasonable satisfaction of Purchaser that the SATMEX 8 Satellite has met all the applicable requirements of Exhibit B, Contractor shall be entitled to begin earning the Orbital Performance Incentives per the applicable provisions of Article 13.

10.2.2
In the event that the IOT results show to the reasonable satisfaction of Purchaser that the SATMEX 8 Satellite has not met all the applicable requirements of Exhibit B, but is not a Total Loss, Contractor shall be entitled to begin earning Orbital Performance Incentives, subject to adjustment (and refund of any pre-paid Orbital Performance Incentives [***] for any Failed Transponders or [***] existing as of the Handover Date, with such losses being deemed to have occurred on the first day of the Orbital Performance Incentive Period) pursuant to Article 13, according to its terms. Contractor shall have no obligation to provide a replacement satellite, and shall not be responsible for the refund of payments or loss of future payments, except to the extent that Orbital Performance Incentives are lost due to operation of this Article, and except to provide a loss investigation report, and any other documentation or support as may be necessary for the processing and settling of any claim made under Purchaser’s Launch and In-Orbit Insurance.

10.2.3
In the event that after Intentional Ignition but prior to or at the completion of IOT, the SATMEX 8 Satellite is or becomes a Total Loss, as Purchaser’s sole remedy in the event of such Acceptance, Contractor shall not be entitled to earn or be paid Orbital Performance Incentives for such Total Loss Satellite in the event and to the extent that such Orbital Performance Incentives would have been lost pursuant to the operation of Article 13 if such Total Loss occurred on the first day of the Orbital Performance Incentive Period. In the event that such lost Orbital Performance Incentives has been pre-paid, Contractor shall reimburse to Purchaser this amount plus interest at an annual compound interest rate of [***] from the

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EXECUTION VERSION
date of pre-payment of such Orbital Performance Incentives. In the event of a Total Loss, Contractor shall have no further obligation to perform with respect to the SATMEX 8 Satellite, shall have no obligation to provide a replacement satellite, and shall not be responsible for the refund of payments or loss of future payments, except to the extent that Orbital Performance Incentives are lost due to operation of this Article, and Contractor shall provide a loss investigation report, and any other documentation or support as reasonably may be necessary for the processing and settling of any claim made under Purchaser’s Launch and In-Orbit Insurance.
10.3	Eclipse Test
In the event there is no eclipse season during the SATMEX 8 Satellite IOT period, then Contractor shall conduct the IOT eclipse test, as set forth in the applicable parts of section 7.7 of Exhibit D, SATMEX 8 Satellite Test Plan, with respect to the SATMEX 8 Satellite during the first eclipse season after IOT is otherwise completed. [***].
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 11 — ACCEPTANCE INSPECTION FOR DELIVERABLE ITEMS OTHER
THAN THE SATMEX 8 SATELLITE
11.1	Deliverable Data
Purchaser shall, within [***] days after receipt by Purchaser from Contractor of the Deliverable Data requiring Purchaser approval pursuant to the applicable Contract Documents Requirements List, notify Contractor in writing, including by means of facsimile, that such Deliverable Data has been accepted in accordance with the applicable SOW (“Acceptance” with respect to each such item of Deliverable Data), or advise Contractor in writing, including by means of facsimile, that such Deliverable Data does not comply with the applicable requirements of the applicable SOW, identifying each particular of such non-compliance. Purchaser’s failure to deliver either acceptance or non-conformance notice within the stated time shall be deemed Acceptance of such Deliverable Data. Contractor shall promptly and, at its own cost and expense, correct any non-compliant aspect of such Deliverable Data described in such notice from Purchaser, and re-submit it to Purchaser for inspection pursuant to this Article 11.1. Deliverable Data that does not require approval of Purchaser pursuant to the SOWs shall be deemed accepted upon delivery by Contractor to the location designated in Article 3.1 (“Acceptance” with respect to each such item of Deliverable Data).
11.2	Training
Acceptance of training as specified in Article 3.1 and Exhibits K and L hereto shall be deemed to occur upon completion of such training in accordance with such Exhibits, as applicable.
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EXECUTION VERSION
11.3	Dynamic Satellite Simulators (DSSs) and Ground Control Equipment (GCE)
11.3.1
Inspection. With respect to the final DSSs and GCE, Purchaser shall perform acceptance inspection within [***] days after completion of Site Acceptance Test, according to Exhibits E and F. The purpose of the acceptance inspection shall be to determine whether the final DSSs and GCE meet applicable requirements of Exhibits E and F, as such requirements may have been modified pursuant to Article 11.5.

11.3.2
Acceptance Inspection Results. Within [***] days after completion of acceptance inspection pursuant to Article 11.3.1, Purchaser shall notify Contractor in writing of the results of such acceptance inspection. In the event that such acceptance inspection demonstrates conformity of the final DSSs and GCE to the applicable requirements of Exhibits E, F, G and H, such final DSSs and GCE shall be irrevocably accepted by Purchaser for all purposes hereunder (“Acceptance” with respect to the final DSSs and GCE), and Purchaser’s notice shall so state. In the event that such acceptance inspection discloses any non-conformance of the DSSs and/or GCE to the applicable requirements of Exhibits E, G and H, Purchaser’s notice shall identify each such non-conformance (with reference to the specific provision of Exhibits E, G and H deemed not met), and Contractor shall provide to Purchaser a recovery plan with the corresponding schedules in accordance with Exhibits E and F and shall correct or repair such non-conformance and resubmit the final DSSs and/or GCE, as applicable, for a supplemental acceptance inspection in accordance with the provisions of this Article 11.3. Such supplemental acceptance inspection shall be conducted by Purchaser to the extent necessary to verify that the final DSSs and/or GCE, as applicable, conform to the applicable requirements of Exhibits E, G and H. If Purchaser fails to provide either acceptance or non-conformance notice within the time specified, Acceptance shall be deemed to have occurred with respect to the final DSSs and GCE.

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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
11.4	Purchaser’s Inspection Agents
Purchaser may, upon giving prior written notice to Contractor, cause any Purchaser consultant or agent designated by Purchaser to observe or conduct the acceptance inspection pursuant to this Article 11 in whole or in part; provided, however, that the provisions of Article 7 and Article 8.4 shall apply to any such consultant or agent and such consultant or agent shall comply with Contractor’s normal and customary safety and security regulations provided to Purchaser in writing in advance of such inspection.
11.5	Waivers and Deviations
Waivers of or deviations from the Performance Specification applicable to any Deliverable Item subject to acceptance inspection pursuant to this Article 11 shall be addressed as set forth in Article 9.4.
11.6	Inspection Costs Borne by Purchaser
Except as may be provided by Contractor under Article 8.3, all costs and expenses incurred by Purchaser or its consultants or agents in the performance of its inspection rights under this Article 11, including travel and living expenses, shall be borne solely by Purchaser.
11.7	Warranty Obligations
In no event shall Contractor be released from any of its warranty obligations applicable to any Deliverable Item other than the SATMEX 8 Satellite as set forth in Article 14 as a result of such Deliverable Item having been accepted as set forth in this Article 11.
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 12 — DELIVERY, TITLE AND RISK OF LOSS
12.1	SATMEX 8 Satellite
Title to and risk of loss or damage for the SATMEX 8 Satellite shall pass from Contractor to Purchaser at the time of [***].
12.1.1
Terminated Ignition. In the event of a Terminated Ignition, title to, and risk of loss or damage for, the Satellite shall revert to Contractor upon the Contractor securing the Satellite after the Launch Agency declares the Launch pad safe, provided that, if the Satellite is, or is reasonably determined to be, a Total Loss, title to, and risk of loss or damage for, the Satellite shall remain with Purchaser. If Contractor re-acquires title and risk of loss or damage as set forth in the immediately preceding sentence, title to, and risk of loss or damage for, the Satellite shall again pass to Purchaser [***].

12.1.2
Responsibility for Repair/Storage. In the event of an Intentional Ignition followed by a Terminated Ignition where Contractor re-acquires title and risk of loss or damage, Contractor shall inspect the SATMEX 8 Satellite and provide Purchaser with a report on the condition of such Satellite along with a recommendation for repair or replacement, if any is required, as well as an estimated new Delivery schedule in the event the Satellite is removed from the Launch Vehicle or the Launch Site. Purchaser shall, within [***] days following receipt of such report, direct Contractor pursuant to Article 15 as to how to proceed with any required or desired repairs and/or Storage and the schedules and other affected provisions of the Contract shall be equitably adjusted, and the costs of repairs or replacement, including any transportation costs, of the Satellite as a result of loss of or damage to the Satellite [***]. If, following a Terminated Ignition, Purchaser directs Contractor to store the SATMEX 8 Satellite or otherwise does not schedule a replacement Launch at a time compatible with the new Delivery schedule for the Satellite, Purchaser shall be responsible for costs of Storage.

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
12.2	[***]
12.3
Contractor shall maintain insurance subject to normal and customary exclusions, including customary deductibles, with financially sound and reputable insurance carriers, at no cost to Purchaser against risk of loss of or damage to the SATMEX 8 Satellite and to any and all components and subsystems purchased for and intended to be integrated into the SATMEX 8 Satellite up to the moment of [***], including while in transit, in an amount not less than the aggregate of all milestone payments paid by Purchaser under Article 5 with respect to the SATMEX 8 Satellite and its components and subsystems. Upon request by Purchaser, Contractor shall provide to Purchaser certificates evidencing the insurance Contractor is required to secure and maintain under this Article 12.3.

In the event of the total loss or total destruction, of the SATMEX 8 Satellite before [***] (as such events are defined in the applicable insurance policy maintained by Contractor), in addition to the other rights, remedies and relief provided to the Parties hereunder, Purchaser shall have the option, to be exercised in writing within thirty (30) days after such total loss or total destruction of the SATMEX 8 Satellite, (1) to obtain the applicable insurance proceeds in the amount specified in the first paragraph of this Article 12.3 paid to (or to be paid to) Contractor for such total loss or total destruction of the SATMEX 8 Satellite, in which case neither Party shall have any further obligation to the other Party hereunder, except for such obligations as
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
expressly survive the termination of this Contract, or (2) to have Contractor proceed to re-build the Satellite (the “Re-Build Satellite”) with the same configuration, Satellite Performance Specifications and applicable terms and conditions of this Agreement and its Exhibits, except that Contractor shall not have to re-perform any work done, or replace any other Deliverable Items provided, hereunder prior to the total loss or destruction of the SATMEX 8 Satellite, except to the extent of any updates or modifications reasonably necessitated by such re-build. If Purchaser elects to have Contractor provide the Re-Build Satellite: (1) the Satellite price (which shall include the provision of the Re-Build Satellite) and the Firm Fixed Price set forth in Article 4.1 shall remain unchanged, and all amounts already paid by Purchaser under this Contract shall remain credited against the price of such Re-Build Satellite and the Firm Fixed Price, and (2) in all cases, the Delivery schedule and other affected terms of this Contract (other than such Satellite price as provided in (1) immediately above) shall be equitably adjusted to enable Contractor to manufacture and complete Delivery of the Re-Build Satellite. If Purchaser elects to make changes to the configuration and/or Satellite Performance Specifications and/or applicable terms and conditions of this Agreement and its Exhibits for such Re-build Satellite, such changes shall be made pursuant to Article 15.
12.4	Deliverable Items of Hardware (other than the SATMEX 8 Satellite), Deliverable Data Items and Training
Title to and risk of loss or damage for the DSSs and GCE shall pass from Contractor to Purchaser upon Acceptance thereof pursuant to Article 11. Purchaser’s rights in and to Deliverable Data (including, without exception, Deliverable Items of software and software integrated into hardware) are as set forth in Article 27.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 13 — ORBITAL PERFORMANCE INCENTIVES
13.1	General
Contractor shall earn the Orbital Performance Incentives for the Satellite over the Orbital Performance Incentive Period in accordance with this Article 13. As used herein, “Orbital Performance Incentives” or “OPI” means an amount equal to [***], consisting of: (i) the amount of [***] which may be earned by Contractor based upon Operational Transponders as set forth in Article 13.2, utilizing the Daily Rate Formula (the “Transponder OPI”); and (ii) the amount of [***] which may be earned by Contractor based upon the Satellite maintaining certain critical [***] as set forth in [***]. All measurements, computations and analyses made pursuant to this Article 13 shall be made in accordance with good engineering practice applying standards generally applicable in the satellite industry.
13.1.1
The entire amount of the Transponder OPI [***] shall be prepaid by Purchaser to Contractor prior to Launch of the Satellite as provided in Schedule 1, SATMEX 8 Milestone Payment Plan for Firm Fixed Price. Any Transponder OPI paid in advance and not subsequently earned by Contractor pursuant to Article 13.2 shall be paid-back to Purchaser as an Incentive Payback in accordance with Article 13.8.

13.1.2
In the event that the Satellite is delivered on or before [***] days after the date set forth for Delivery of the Satellite in Article 3.1, the entire amount of [***] will be prepaid by Purchaser to Contractor at the same time as Purchaser prepays the Transponder OPI as provided in Schedule 1, SATMEX 8 Milestone Payment Plan for Firm Fixed Price. Any [***] paid in advance and not subsequently earned by Contractor pursuant to [***] shall be paid-back to Purchaser as an Incentive Payback in accordance with Article 13.8. In the event that the Satellite is delivered later than [***] days after the date set forth for Delivery of the Satellite in Article 3.1, the Purchaser shall have no obligation to prepay such [***], but shall pay Contractor the [***] as earned by Contractor pursuant to [***].

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
13.1.3
Notwithstanding the foregoing, if at the time the Transponder OPI and, if applicable, [***] pre-payment is due, Purchaser can provide assurances of payment reasonably acceptable to Contractor (not to be unreasonably withheld), the OPI pre-payment may be post-postponed until Satellite IOT completion. Assurances to be provided by Purchaser may be by means of Purchaser’s financial statements or by other means sufficient to demonstrate the ability to make the requisite payment at the time such assurance is to be provided.

13.2	Transponder OPI; Daily Rate Calculation
Contractor shall earn the Transponder OPI over the Orbital Performance Incentive Period at a daily rate of [***] (the “Daily Rate”) per Transponder for each day that such Transponder is not a Failed Transponder or Non-Operational Transponder. The Daily Rate is calculated based on [***]. Any prepaid Orbital Performance Incentives not subsequently earned by Contractor as provided in this Article 13 shall be returned to Purchaser as an Incentive Payback in accordance with Article 13.8.
13.2.1
In the event that any Failed or Non-Operational Transponder later resumes being an Operational Transponder, Contractor shall resume earning Transponder OPI for such Transponder at the Daily Rate beginning on the day following the last day that such Transponder was considered as a Failed or Non-Operational Transponder and continuing thereafter for each such day in the Orbital Performance Incentive Period that such Transponder is not a Failed or Non-Operational Transponder.

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
13.2.2
On-board redundancy shall be taken into consideration to maintain service on the Satellite or any Transponder thereon, and such use shall be deemed normal operating procedure for purposes of this Article 13.

[***]

13.4	Orbital Storage and Loss of Remaining Orbitals
13.4.1
If Purchaser places the Satellite in Orbital Storage (other than due to the inability to operate for unexcused causes attributable to Contractor), Contractor shall continue to earn OPI [***] at the same rate as Contractor would be earning if the Satellite was in service. Notwithstanding the foregoing, in the event that Purchaser has pre-paid any OPI, if a Failed or Non-Operational Transponder [***] Losses are identified while the Satellite is in Orbital Storage and Purchaser notifies Contractor of such Failed or Non-Operational Transponder [***] Losses during such period of Orbital Storage, Contractor shall be deemed to have not earned the corresponding amount of pre-paid OPI associated with such Failed or Non-Operational Transponder [***] Losses and shall pay-back to Purchaser the amount of any such unearned OPI pursuant to Article 13.8. Orbital Storage means any period of time of intentional non-use by Purchaser of the SATMEX 8 Satellite, provided that the SATMEX 8 Satellite has been placed into orbit and is capable of providing commercial communications services.

13.4.2
Contractor shall lose all remaining unearned Orbital Performance Incentives [***] from and after such time that more than [***] of the required number of Operational Transponder (64) become Failed Transponders. [***].

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
13.5	Total Loss or Partial Loss prior to the Handover Date Not Attributable to Contractor
13.5.1
If, on or after Intentional Ignition and prior to the Handover Date, the Satellite is, or is reasonably determined to be, a Total Loss, or if a Partial Loss has occurred (unless and to the extent of a Terminated Ignition as provided in Article 12.1.1(a)) and, in either case, due to causes not attributable to Contractor, Contractor shall be deemed to have earned the corresponding amount of its Orbital Performance Incentives that would otherwise be lost pursuant to this Article 13, which, to the extent not previously prepaid as provided in Article 13.1, shall be paid to Contractor thirty (30) days after Purchaser receives from the insurance company the corresponding payment for Total Loss or Partial Loss. Purchaser shall purchase Launch and In-Orbit Insurance as defined in Article 6.6 to comply with this Section 13.4.

13.5.2
If, on or after Launch and prior to the Handover Date, the Satellite is, or is reasonably determined to be, a Total Loss, or if a Partial Loss has occurred (unless and to the extent of a Terminated Ignition as provided in Article 12.1.1(b)) and, in either case, due to causes attributable to Contractor, Contractor shall pay back to Purchaser, within thirty (30) days from the occurrence of the Total Loss or Partial Loss, the entire amount of pre-paid OPI prior to Launch plus interest as provided in Article 13.8.

13.6	Purchaser Operation of the Satellite
If, as a result of any act or omission on the part of Purchaser or Purchaser’s representatives, consultants or subcontractors in the operation of, testing of, or communication with, the Satellite, such Satellite operates in a manner that is not in accordance with any requirements of Exhibit B, Satellite Performance Specification, Contractor shall continue to earn and, if applicable, be paid OPI [***] at the same rate that applied prior to the act or omission resulting in degraded performance (subject to later adjustments pursuant to Article[***] 13.2 [***] not resulting from any such act or omission on the part of Purchaser or Purchaser’s representatives, consultants or subcontractors).
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
The preceding paragraph of this Article 13.6 shall not apply to the extent that the Satellite operates in a manner that is not in accordance with any requirement of Exhibit B as a result of errors in the Satellite operation procedures delivered by Contractor or as a result of Purchaser not receiving timely Contractor support as and when required in accordance with this Contract.
13.7	Access to In-Orbit Data and Measurements
During the Orbital Performance Incentive Period, in addition to the information to be provided by Purchaser in accordance with Article 6.5, Contractor shall have timely access to the data records of the SATMEX 8 Satellite reasonably necessary to enable Contractor, together with Purchaser, to determine the entitlement of Contractor to Orbital Performance Incentives hereunder. All measurements, computations and analyses performed to determine whether the Orbital Performance Incentives are earned by Contractor shall take into account the tolerances for measurement accuracy of the measurement equipment used.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
13.8	Pre-Paid Incentive Pay-Back
For any amount of In Orbit Performance Incentives pre-paid by Purchaser as provided in Article 13.1 that Contractor fails to earn pursuant to Articles 13.2, [***], 13.4.2 or 13.4, Contractor shall, upon invoice from Purchaser, refund the amount of such unearned pre-paid OPI, plus interest calculated thereon at an annual compound interest rate of [***] from the date of pre-payment by Purchaser until the date of payment, provided that Purchaser notifies Contractor within thirty (30) days after the event causing the failure. Notwithstanding the foregoing, if Purchaser fails to give notice within thirty (30) days to Contractor, no interest shall be assessed for the period from the date of the occurrence of the failure until the date upon which Contractor receives notice of such failure. Any unearned pre-paid OPI shall be paid back by Contractor to Purchaser on a quarterly basis, within thirty (30) days following receipt of a valid invoice which is issued by Purchaser no earlier than the last day of the corresponding quarter.
13.9	On-Ground Storage.
If after the Satellite Pre-Shipment Review, Purchaser places the Satellite in on-ground storage (other than due to causes substantially attributable to Contractor), on the thirty-first (31st) day after the commencement of Storage, if Storage still continues, Purchaser shall pre-pay to Contractor the maximum amount of Orbital Performance Incentives pursuant to Article 32.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 14 — WARRANTY
14.1	Terms and Period of Warranty
14.1.1
SATMEX 8 Satellite. Contractor warrants that the SATMEX 8 Satellite to be delivered under this Contract shall be free from any defect in materials and workmanship and shall be manufactured in conformity with the requirements of the Contract (as may be waived only pursuant to Article 9.4). This warranty shall end at [***] (or, in the event of a Terminated Ignition, shall reattach in the event that Contractor reacquires title and risk of loss for the Satellite as provided in Article 12.1 (but shall not apply as to any repair or replacement that is the responsibility of Purchaser under Article 12.1.2) and then shall end upon any subsequent [***].

14.1.2	[***]
14.1.3
Disclaimer. EXCEPT AND TO THE EXTENT PROVIDED IN ARTICLE 14.1.1, ARTICLE 14.3 AND ARTICLE 14.4 (AND WITHOUT PREJUDICE TO PURCHASER’S RIGHTS UNDER ARTICLE 14.2), CONTRACTOR HAS NOT MADE NOR DOES IT HEREBY MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, WITH REGARD TO THE SATMEX 8 SATELLITE OR ANY OTHER DELIVERABLE ITEM. CONTRACTOR MAKES NO WARRANTY WITH RESPECT TO THE PERFORMANCE OF THE LAUNCH VEHICLE.

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
14.2	SATMEX 8 Satellite Anomalies
14.2.1
Anomaly Investigation. Contractor shall investigate any SATMEX 8 Satellite Anomaly occurring in the Satellite during the in-orbit life of such Satellite and known to it or as notified in writing by Purchaser, and shall undertake SATMEX 8 Satellite Anomaly resolution support services in accordance with Paragraph 2.5.8.4 of Exhibit A, Statement of Work. If for any reason any such SATMEX 8 Satellite Anomaly cannot be or is not corrected as set forth in the immediately preceding sentence, and as a result thereof, such Satellite suffers any loss, including a Partial Loss, or becomes a Total Loss, Purchaser shall look solely to its Launch and In-Orbit Insurance Policy and any subsequent insurance policy for the Satellite procured by Purchaser, to compensate it for its loss and any consequences therefrom, and Contractor shall have no liability or obligation to Purchaser or any other person in respect of such loss, except as set forth in Article 13, subject to the conditions and limitations of such Article and in all cases subject to the limitation of liability stated in Article 14.1 above and Article 25. Contractor shall support and assist, at its sole cost and expense, Purchaser in providing all appropriate technical information, subject to applicable Export Control Laws, in connection with the preparation, presentation and settlement of any claim for loss under any Launch and In-Orbit Insurance and any subsequent insurance policy for the Satellite procured by Purchaser. [***]

14.2.2	[***]
14.3	Warranty for Training and Services
Contractor warrants that the training and other services it provides to Purchaser pursuant to this Contract will conform to the applicable best industry standards at the time such training or other services are provided. In the event Contractor breaches this warranty, as Purchaser’s sole remedy, Contractor shall correct the deficiencies in the provision of such training and services, and provide any necessary re-training of Purchaser’s personnel as mutually agreed between the Parties.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
14.4	Warranty for Dynamic Satellite Simulators (DSSs) and GCE
14.4.1
DSSs and GCE. Contractor warrants that the DSSs and GCE delivered under this Contract shall be manufactured in conformity with the applicable requirements of Exhibits, E, F, G and H (as modified by any waiver and/or deviation pursuant to Article 11.5) and will be free from defects in materials and workmanship during the period commencing on the respective dates of Acceptance of such DSSs and GCE pursuant to Article 11 and ending on the first anniversary thereof for the DSS and the second anniversary thereof for the GCE.

The computer hardware warranty of the DSSs and GCE shall be transferred to the corresponding manufacturer in Mexico, if applicable.
During the warranty period specified above, as Purchaser’s sole and exclusive remedy for any non-conformance or defect in such DSSs or GCE which Purchaser notifies to Contractor in writing, such non-conformance or defect shall be remedied by Contractor at Contractor’s expense by repair or replacement of the defective component (at Contractor’s election). For any such non-conformance, Contractor shall determine if repair or replacement is required to be performed at Contractor’s plant. If required, Purchaser shall ship the DSSs and/or GCE, as applicable, to Contractor’s designated facility. Contractor shall be responsible for the cost of shipment (including transportation, transit insurance, taxes and/or duties), and the cost of return shipment (including transportation, transit insurance, taxes and duties) to Purchaser at the location designated in
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
Article 3.1 or any other location in Mexico as may be designated in writing by Purchaser. Risk of loss for the DSSs and/or GCE, as applicable, shall transfer to Contractor upon delivery of the DSSs and/or GCE, as applicable, to the shipping carrier by Purchaser, and risk of loss to the DSSs and/or GCE, as applicable, shall transfer again to Purchaser once such DSSs and/or GCE, as applicable, is repaired or replaced pursuant to this Article 15.1.2 and accepted in accordance with Article 11.3, upon receipt thereof by Purchaser at the location designated therefor in Article 3.1.
14.4.2
Use Conditions Not Covered by Warranty. With respect to the DSSs and/or GCE, the warranty under this Article 14 shall not apply if adjustment, repair or parts replacement is required as a result, directly or indirectly, of accident, unusual physical or electrical stress, misuse, failure of environmental control prescribed in operations and maintenance manuals, repair or alterations by any party other than Contractor, or by causes other than normal and ordinary use. The warranty provided pursuant to this Article 14 is conditioned upon Contractor being given access, if required, to the DSSs and/or GCE, as applicable, delivered at Purchaser’s facility in order to effect any repair or replacement thereof.

If the defect repaired or remedied by Contractor is not covered by the warranty provided pursuant to this Article 14, Purchaser shall pay Contractor the cost of such repair or replacement, transportation charges, and a reasonable profit as determined in good faith by the Parties, and that in no case shall exceed a [***] of the cost of such repair or replacement. Such repair costs shall be invoiced to Purchaser pursuant to the provisions of Article 5.2.4.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 15 — CHANGES
15.1	General
Purchaser may, in writing, request a change within the general scope of this Contract to:
a)	Order work in addition to the work provided for herein;

b)	Modify the whole or any part of the work provided for herein;

c)	[***]

d)	[***]
15.2	Changes [***]
If such change request causes an increase or decrease in the cost, or the time required for completion, of the work to be provided herein, or otherwise affects any other provision of this Contract, Contractor shall provide Purchaser with a reasonable non-binding preliminary estimate of the impact of the change request on the Contract price (including costs associated with processing of the change request), Delivery schedules and other provisions of this Contract. If Purchaser desires to proceed with the change after receipt of Contractor’s preliminary estimate, Purchaser and Contractor shall, if appropriate, negotiate and agree in a timely manner to equitable adjustments in Contract price, Delivery schedules and other affected provisions of this Contract, and this Contract shall be amended in writing accordingly. Contractor shall have no obligation to proceed pursuant to a change request prior to execution of such amendment, and Purchaser may decide not to proceed with the requested changes, at any moment before the execution of such amendment.
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
15.3	[***]
15.4	[***]
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 16 — FORCE MAJEURE
Neither Party shall be responsible for late Delivery or delay of the final completion date or nonperformance of its contractual obligations due to Force Majeure. The Party claiming Force Majeure shall provide written notice to the other Party of a Force Majeure event promptly, but in no event later than five (5) days after such Party shall have first learned of the occurrence giving rise to such event and again upon termination of such Force Majeure event. The other Party shall be excused from performing its obligations under this Contract during the duration of the Force Majeure event, provided that, if Purchaser claims Force Majeure, Contractor shall be entitled immediately to stop Work if Purchaser fails to make payments due hereunder to Contractor. The Party claiming Force Majeure shall use reasonable commercial efforts to avoid, minimize or work-around any Force Majeure events, provided, however, that if such event shall exceed [***] days continuously or in the cumulative aggregate, the other Party shall have the right to terminate this Contract [***]. Force Majeure shall not include events resulting from the willful misconduct or intentional breach of this Contract by the Party claiming Force Majeure.
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 17 — PATENT INDEMNITY
17.1	Indemnification
Contractor, at its own expense, hereby agrees to defend or, at Contractor’s sole option, to settle, and to indemnify and hold harmless Purchaser, and its respective shareholders, officers, directors and employees from and against any claim or suit based on an allegation that the manufacture of any Deliverable Item or any part thereof or the normal intended use, lease or sale of any Deliverable Item or any part thereof infringes any third party’s Intellectual Property Right (“Intellectual Property Claim”), and shall pay any royalties and other liabilities adjudicated (or provided in settlement of the matter) to be owing to the third party claimant as well as costs and expenses incurred in defending or settling such Intellectual Property Claim. Contractor’s obligations under this Article 17.1 shall be subject to the conditions to indemnification set forth in Article 18.3.
Purchaser’s failure to so notify Contractor shall not relieve Contractor from any obligation that Contractor would otherwise have pursuant to this indemnity except to the extent that Contractor has been materially prejudiced by such failure to notify. Contractor shall have control of the defense and settlement of such Intellectual Property Claim, except that Contractor shall not enter into any agreement, settlement, consent judgment, or the like that is binding on Purchaser and which compromises any rights of Purchaser hereunder, without Purchaser’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned. Notwithstanding Contractor’s assumption of the defense and indemnification regarding an Intellectual Property Claim, Purchaser shall have the right to employ separate counsel and participate in the defense and investigation of such Intellectual Property Claim at its sole cost as provided in Article 18.3.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
17.2	Infringing Equipment
If the manufacture of any Deliverable Item or the normal intended use, lease or sale of any Deliverable Item under this Contract is enjoined as a result of an Intellectual Property Claim or is otherwise prohibited, Contractor shall, [***].
17.3	Combinations and Modifications
Contractor shall have no liability under this Article 17 for any Intellectual Property Claim arising from (i) use of any Deliverable Item in combination with other items not provided, recommended, or approved by Contractor, or (ii) modifications of any Deliverable Item after Delivery by a person or entity other than Contractor unless authorized by written directive or instructions furnished by Contractor to Purchaser under this Contract or (iii) the manufacture, delivery or use of any Deliverable Item in compliance with the design, specification or instructions of Purchaser.
17.4	Sole Remedies
The remedies set forth in this Article 17 are Purchaser’s sole and exclusive remedies for, or related to, any Intellectual Property Claim.
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 18 — INDEMNITY FOR BODILY INJURY AND PROPERTY DAMAGE
18.1	Contractor’s Indemnity of Purchaser
Except to the extent of the applicability of the interparty waiver required pursuant to Article 23, Contractor, at its own expense, shall defend, indemnify and hold harmless Purchaser and its respective shareholders, directors, officers, agents and employees, from and against any losses, damages, and other liabilities, adjudicated (or provided for in settlement of the matter) to be owing to a third party claimant as well as costs and expenses, including court costs and reasonable attorneys’ fees (collectively, “Losses”), for bodily injury to or property damage of such third party, but only if such Losses were caused by, or resulted from, a negligent act or omission or willful misconduct of Contractor or its employees or representatives. For the avoidance of doubt, the Satellite in any stage of manufacture or operation shall not be considered as property subject to indemnification under this Article 18.1.
18.2	Purchaser’s Indemnity
Except to the extent of the applicability of the interparty waiver required pursuant to Article 23, Purchaser, at its own expense, shall defend, indemnify and hold harmless Contractor, and its respective directors, officers, agents and employees from and against any Losses for bodily injury to or property damage of a third party claimant, but only if such Losses were caused by, or resulted from, a negligent act or omission or willful misconduct of Purchaser or its employees or representatives, in the performance of this Contract.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
18.3	Conditions to Indemnification
The right to any indemnity specified in Articles 18.1 and 18.2 shall be subject to the following conditions:
(i)
The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit or of any written or oral claim for indemnification upon receipt thereof and shall provide the other Party, at its request, with copies of all documentation relevant to such suit or claim.

(ii)
The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the other Party, which approval shall be provided in a timely manner, and not be unreasonably withheld.

(iii)
The indemnifying Party shall assist and shall have the right to assume, when not contrary to the governing rules of procedure, the defense of any claim or suit in settlement thereof and shall satisfy any judgments rendered by a court of competent jurisdiction in such suits and shall make all settlement payments. The Party seeking indemnification may participate in any defense at its own expense, using counsel reasonably acceptable to the indemnifying Party, provided there is no conflict of interest and that such participation would not adversely affect the conduct of the proceedings.

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
18.4	General Liability Insurance
Each Party shall procure at its own expense and maintain in place comprehensive general liability insurance with such limits and on such terms and conditions with insurers of recognized reputation in order to provide for the payment of claims arising from the liabilities for which such Party has agreed to indemnify against under this Article 18. Each Party shall obtain a waiver of subrogation and release of any right of recovery against the other Party and its contractors and subcontractors at any tier (including suppliers of any kind) and the respective directors, officers, employees, shareholders and agents of each of the foregoing, that are involved in the performance of this Contract from any insurer providing coverage for the risks such Party has agreed to indemnify against under this Article 18. Each Party shall further procure at its own expense and maintain in place worker’s compensation insurance (or equivalent, if any, in the case Purchaser is a non-U.S. entity) for such Party’s employees involved in the performance of this Contract.
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 19 — TERMINATION FOR CONVENIENCE
19.1	Reimbursement of Contractor
Purchaser may terminate this Contract at its sole discretion and without cause, in whole or in part, by giving Contractor written notice thirty (30) days prior to the date of such termination. Upon receipt by Contractor of Purchaser’s notice of termination for convenience, Contractor shall: (i) immediately stop work under this Contract as directed in the termination notice; (ii) place no further orders or subcontracts for materials, services or facilities; (iii) terminate orders and subcontracts to the extent that they are related to the performance of the work hereunder; and (iv) settle all outstanding liabilities and all claims arising out of such termination of orders and subcontracts. Contractor shall submit its claim for the work performed in connection with the terminated Contract, and for its termination costs plus a reasonable profit as provided in items (a) through (e) of this Article 19.1. If Purchaser terminates this Contract in whole or in part pursuant to this Article 19.1, Purchaser shall pay to Contractor the sum of (a) through (e) below, less any amounts previously paid with respect to completed and/or terminated Deliverable Items and, in no event, in excess of the cumulative maximum termination liability amount corresponding to the date of termination as reflected in the applicable Schedule 1 SATMEX 8 Milestone Payment Plan for Firm Fixed Price and Termination Liability Schedule, as the same may be modified in accordance with the terms of this Contract:
(a)
The price set forth in Article 4 for Deliverable Items completed prior to such termination, whether or not Delivery has occurred with respect to such Deliverable Item and whether or not this Contract has been terminated pursuant to this Article 19.1 with respect to such Deliverable Item.

(b)
Actual out-of-pocket costs (which include indirect costs, such as burdens and general and administrative expenses) reasonably incurred by Contractor in performance of work on Deliverable Items for which this Contract has been terminated pursuant to this Article 19.1, that have not been completed prior to such termination.

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
(c)	Actual out-of-pocket costs incurred by Contractor in completing the termination process with respect to the Deliverable Items for which this Contract has been terminated pursuant to this Article 19.1.
(d)
Actual out-of-pocket costs reasonably incurred by Contractor in settling claims of subcontractors and other suppliers and vendors in connection with such termination; provided that Contractor shall use reasonable commercial efforts to minimize such costs.

(e)	A ten percent (10%) profit on items (b) and (c) above.
19.2	Partial Termination
If the termination by Purchaser is partial, the price for the non-terminated portion of this Contract shall be, subject to adjustment (negotiated in good faith by the Parties) by an amount equal to the additional costs, if any, which must be borne by such portion because of the partial termination, plus a ten percent (10%) profit on such additional costs.
19.3	Settlement Meeting
In the event of a termination pursuant to this Article 19, a termination settlement meeting shall be held at a mutually agreed time and place no later than thirty (30) days or such later date as the Parties may agree, after submission of a claim by Contractor pursuant to Article 19.1. At or prior to the date of such termination settlement meeting, Contractor shall provide Purchaser with such documentation of the costs set forth in Articles 19.1 and 19.2 as Purchaser may reasonably request including a detailed invoice of claimed costs. Contractor shall permit Purchaser, at Purchaser’s sole cost, to retain an audit firm acceptable
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
to Contractor, which acceptance shall not be unreasonably withheld or delayed, to audit at a reasonable time, Contractor’s termination claim. Contractor shall have the right to redact from any audit report any detailed rate information, and such report shall be considered as Contractor Confidential Information and shall be protected pursuant to Article 26, regardless of how marked. Upon completion of the termination settlement meeting, Contractor may submit an invoice to Purchaser for payment in accordance with the terms of Article 5.2, for any amounts determined to be due from Purchaser pursuant to Article 10.1. Upon receipt of the termination payment, title to, and risk of loss of, all Deliverable Items referred to in Article 19.1(a), and all other partially completed or incomplete Deliverable Items for which Contractor is to be paid under this Article 19 shall transfer to Purchaser and Contractor shall deliver to Purchaser all Deliverable Items within thirty (30) days from the date of Contractor’s receipt of such payment, except for such Deliverable Items not desired by Purchaser as notified by Purchaser to Contractor. Purchaser may direct Contractor to undertake to sell or reallocate to other uses items subject to termination under this Article 19 for the purpose of receiving a price refund or offset against Contractor’s termination claim. Upon receipt of such direction, Contractor shall use reasonable commercial efforts to sell or reallocate the items and provide a refund to Purchaser or an offset against Contractor’s termination claim, less any reasonable selling expenses.
19.4	Minimize Termination Costs
In the event of termination pursuant to this Article 19, Contractor shall take all actions necessary to reduce the termination costs due from Purchaser, including without limitation the immediate discontinuance of the terminated work under this Contract and the placing of no further orders for labor, materials or services required under the terminated portion of this Contract. Contractor agrees to take such action as may be necessary or as Purchaser may direct for protection of property in Contractor’s possession in which Purchaser may have acquired an interest.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
19.5	Continued Efforts
Contractor shall continue performance of the portion of this Contract not terminated. Purchaser shall have no obligations to Contractor with respect to the terminated portion of this Contract except as set forth in this Article 19.
19.6	Settlements
Contractor agrees to inform Purchaser in writing of all proposed settlements with vendors in excess of [***] in the event of termination under this Article 19, and Contractor further agrees not to enter into any binding settlements until Purchaser has approved the proposed settlement or thirty (30) days have elapsed from the date Purchaser was first notified of such proposed settlement.
19.7	Measurement of Costs
Costs shall be determined in accordance with generally accepted accounting principles and verified by an independent certified accounting firm of international reputation mutually acceptable to Purchaser and Contractor with costs therefore to be borne by Purchaser, provided always that should the audit show a discrepancy such that the amount claimed by Contractor is greater than [***] of the amount determined by the audit then the cost of the audit shall be borne by Contractor. Contractor’s detailed rate information shall not be shared with Purchaser and all such information shall be redacted from any report provided by the certified accounting firm.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 20 — LATE DELIVERY AND DELAYS
20.1	Liquidated Damages
The Parties acknowledge and agree that failure to meet the Satellite’s Delivery schedule specified in Article 3.1 plus [***] calendar days, may cause substantial financial loss to Purchaser. The Parties further acknowledge and agree that the following liquidated damages are believed to represent a genuine and reasonable estimate of all losses that would be suffered by Purchaser by reason of any such delay (which losses would be difficult or impossible to calculate with certainty).
If, as of the Satellite Delivery date specified in Article 3.1 plus [***] calendar days (as such date may be extended as provided in this Contract), the Launch Vehicle is unavailable for reasons that are not solely or substantially attributable to Contractor, such that Purchaser is not materially harmed or prejudiced by a delay in Satellite Delivery, then the assessment of liquidated damages shall be suspended on a day-to day basis commensurate with the period of unavailability of the Launch Vehicle, and no payment by Contractor will be required for such period.
If Delivery of the Satellite does not occur on or before the date specified in Article 3.1 plus [***] calendar days, for Delivery (as such date may be extended as provided in this Contract) then Contractor shall pay Purchaser an amount not to exceed [***] as specified below, as liquidated damages and not as a penalty for Contractor’s late Delivery.

Days Late (starting the first
day after the Scheduled
Delivery Date)	Amount per day ($US)	Cumulative amount ($US)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
Any amounts due in accordance with this Article 20 shall be, at Purchaser’s election, either (i) credited to Purchaser against any outstanding or future invoices hereunder or (ii) paid by Contractor to Purchaser within thirty (30) days of issuance of an invoice from Purchaser. Notwithstanding the foregoing, the liquidated damages specified in this Article 20 shall not be applicable to a Satellite that is delivered for purposes of storage, unless such storage was required substantially by Contractor’s unexcused delay.
20.2	Remedy
Such liquidated damages shall be Purchaser’s sole and exclusive remedy and compensation for Contractor delays with respect to late Delivery of Deliverable Items; provided, however, Purchaser retains all rights and remedies under Article 19 regarding termination for convenience and Article 21, regarding to termination for default, pursuant to their respective terms.
20.3	[***]
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 21 — DEFAULT
21.1	Termination by Purchaser
21.1.1
Right to Terminate. Unless Contractor is excused pursuant to Article 6.7 or Article 16 (for up to the period specified therein) and subject to Article 21.1.4 below, Purchaser may terminate this Contract, in whole or in part by written notice to Contractor if: (i) Contractor fails to Deliver the Satellite within the time specified therefor in Article 3.1 (as such date may be extended in accordance with the terms of this Contract, including but not limited to extensions pursuant to Article 6.7) plus 180 days (or such longer time as may be agreed to in writing by Purchaser); (ii) Contractor fails to make progress (including due to failure to meet specification requirements) so as to endanger performance of this Contract such that it is reasonably certain Contractor will fail to Deliver the Satellite within the time period set forth in subclause (i) immediately above, and fails, within sixty (60) days (or such longer period as may be agreed to in writing by Purchaser) after receipt from Purchaser of written notice thereof, to cure such breach or correct such failure; or (iii) other than for failures covered by items (i) and (ii) above, Contractor fails to perform any material provision of this Contract and does not correct such failure within a period of ninety (90) days (or such longer period as Purchaser may authorize in writing) after receipt of notice from Purchaser specifying such failure.

21.1.2
Termination Liability. [***]. Contractor shall pay the foregoing amounts no later than thirty (30) days after Contractor’s receipt of Purchaser’s written notice requesting such amounts pursuant to subclause (i) above. Payment of such amounts, or transfer of work as set forth in Article 21.1.3, shall be Purchaser’s sole and exclusive remedy for Contractor’s default and/or breach of this Contract on account of such event of termination.

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
21.1.3
Contractor’s Reimbursement for Terminated Work. In the event Purchaser terminates this Contract pursuant to this Article 21.1, Purchaser shall have the option to obtain title to the Deliverable Items (for which title would otherwise transfer pursuant to the terms hereof if this Contract were completed) provided for under this Contract or associated work-in-process subject to payment: (i) at the price set forth in this Contract for items for which an itemized price is set forth herein and (ii) at the actual cost incurred by Contractor, [***] of such cost, for (a) such items for which no itemized price is set forth herein and (b) partially completed items or services and work-in-process. This sum shall be offset by amounts paid by Purchaser and received by Contractor for Deliverable Items and work-in-process retained by Purchaser. Purchaser shall pay amounts due hereunder no later than [***] days after issuance of its written notice pursuant to Article 21.1.2. Following settlement and payment of amounts due hereunder, Contractor, subject to applicable Export Control Laws, shall promptly, at Contractor’s or subcontractor’s facility, transfer title and risk of loss to Purchaser for the applicable Deliverable Items and work-in-process.

21.1.4
Special Provision Limiting Purchaser’s Remedies. Purchaser’s sole and exclusive remedy with respect to delays in Delivery shall be as specified in Article 20 and this Article 21.1. Purchaser shall have no right to terminate this Contract pursuant to Article 21.1 above: (i) after Delivery of the Satellite; and (ii) for any reason associated with the Launch Services, the unavailability of the Launch Vehicle, the unavailability of the Launch Site or the failure of performance of the Launch Services by the Launch Agency.

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
21.1.5
Disposition of the Work. Except for items retained and paid for by Purchaser as set forth in Article 21.1.3, Contractor shall retain title to any and all work, work-in-process, parts or other material, inventories, and any associated warranties, and any subcontracted items Contractor has specifically produced, acquired or subcontracted for in accordance with this Contract.

21.1.6
Invalid Default Termination. If, after termination pursuant to this Article 21.1, it is finally determined pursuant to Article 22 or written agreement of Purchaser that Contractor was not in default under Article 21.1.1, or that the default was excusable under the Contract, the rights and obligations of the Parties shall be the same as if the termination had occurred under Article 19; except that Contractor shall also be entitled to recover its additional out-of-pocket costs that would not have been incurred but for such invalid default termination.

21.2	Termination by Contractor
21.2.1
Right to Terminate. Contractor may terminate this Contract upon written notice given to Purchaser sixty (60) days before its intention to so terminate if Purchaser: (i) fails to make any payment required under this Contract when due; or (ii) commits a material breach of its obligations hereunder, and Purchaser shall fail to cure any such default within sixty (60) days after receiving written notice thereof from Contractor (or such longer period as may be agreed to in writing by Contractor).

21.2.2
Termination Liability. In the event of termination pursuant to this Article 21.2, Contractor shall be paid as if such termination were for convenience pursuant to Article 19. Further, if Purchaser’s failure to perform is a failure to pay Contractor invoiced amounts when due, Contractor shall be entitled to late payment interest pursuant to Article 5.3. Payment of the total amounts payable by Purchaser pursuant to this Article 21.2.2 shall constitute a total discharge of Purchaser’s liabilities to Contractor for termination pursuant to this Article 21.2.

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
21.2.3
Disposition of the Work. Contractor may elect immediately upon termination to take over all Deliverable Items and work-in-process and use or dispose of the same in any manner Contractor may elect. In such case, the fair market value of any Deliverable Items or work-in-process retained or disposed of by Contractor shall be set-off against Purchaser’s termination liability under this Article 21.2. Upon completion of all payments to Contractor in accordance with this Article 21.2, Purchaser may, subject to Article 7 hereof, require Contractor to transfer to Purchaser in the manner and to the extent directed by Purchaser, title to and possession of any items comprising all or any part of the work terminated (including all work-in-process, but not including Deliverable Data or any other portion of the work to which Contractor would not have otherwise been obligated to transfer title hereunder had the Contract been completed) not used or disposed of by Contractor pursuant to the foregoing sentence. Contractor shall, upon direction of Purchaser, protect and preserve such items at Purchaser’s expense in the possession of Contractor or its subcontractors and shall facilitate access to and possession by Purchaser of items comprising all or part of the work terminated. Alternatively, Purchaser may request Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to Purchaser less a deduction for actual costs of disposition reasonably incurred by Contractor for such efforts.

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

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EXECUTION VERSION
21.2.4
Invalid Default Termination. If, after termination pursuant to this Article 21.2, it is finally determined pursuant to Article 22 or written agreement of Contractor that Purchaser was not in default under Article 21.2.1, Contractor shall be liable to Purchaser for direct damages (plus an additional [***] of such direct damages) resulting from such termination of this Contract (in no event exceeding amounts payable to Purchaser pursuant to Article 21.1, and subject to the limitation of liability set forth in Article 25.

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EXECUTION VERSION
ARTICLE 22 DISPUTES
In case of any controversy arising regarding the rights and obligations hereunder, the Parties shall first attempt to cooperatively resolve such controversy between themselves through negotiation, including escalating the matter to its executive management. After the Parties have made reasonable attempts to resolve the controversy through such cooperative negotiation efforts (not to exceed thirty (30) days), if either Party believes that such controversy cannot be resolved by negotiation between the Parties, then such Party may initiate a law suit thereon, provided that it provides a prior thirty (30) day written notice to the other Party of its intention to initiate such legal action. Thereafter, the Parties shall submit to the jurisdiction and competence of the Courts of the State of New York, except that Purchaser shall not be obligated to violate its obligations under its Concession License from the Mexican Government, thus waiving their right to the jurisdiction that might correspond to them due to their present or future address or for any other reason. The official language for these purposes shall be English.
If a dispute or disagreement arises as to whether or not a Party has committed or acted with [***], that issue alone shall be resolved by a state court in the Southern District of New York without a jury, and the court shall resolve such issue by applying the laws of the state of New York without regard to its conflict of law rules. THE PARTIES EXPRESSLY WAIVE THEIR RIGHT TO A JURY IN CONNECTION WITH SUCH DISPUTE OR DISAGREEMENT. The Parties hereby consent to the jurisdiction of such court with respect to such disagreements or disputes.
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EXECUTION VERSION
ARTICLE 23 — INTER-PARTY WAIVER OF LIABILITY FOR A LAUNCH
23.1	Launch Services Agreement Inter-Party Waiver of Liability
23.1.1
Inter-Party Waiver. Each Party hereby agrees to be bound by the no-fault, no-subrogation inter-party waiver of liability and related indemnity provisions required by the Launch Services Agreement with respect to the Launch and to cause their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in the Satellite or any Transponder thereon (including customers of Purchaser), as required by the Launch Services Agreement, to accede to such waiver and indemnity. The Parties shall execute and deliver any instrument that may be reasonably required by the Launch Agency to evidence their respective agreements to be bound by such waivers.

23.1.2
Waiver of Subrogation. The Parties shall use reasonable commercial efforts to obtain from their respective insurers, and shall require their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in the Satellite or any Transponder thereon, to use reasonable commercial efforts to obtain from their respective insurers, an express waiver of such insurers’ rights of subrogation with respect to any and all claims that have been waived pursuant to this Article 23.

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

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EXECUTION VERSION
23.2	Indemnity Related to the Inter-Party Waiver of Liability
Each Party shall indemnify and hold harmless the other Party and/or its contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract, from and against any claim made by the indemnifying Party and/or any of its contractors and subcontractors (including suppliers of any kind) that are involved in the performance of the Contract, or by any person having an interest in the Satellite or Transponder thereon (including customers of Purchaser), or by insurer(s) identified in Article 23.1, resulting from the failure of the indemnifying Party to waive any liability against, or to cause any other person the indemnifying Party is obligated to cause to waive any liability against, the Launch Agency, the other Party or either of their contractors and subcontractors at any tier (including suppliers of any kind) involved in the performance of this Contract. The Parties shall execute and deliver any instrument that may be reasonably required by the Launch Agency to evidence their respective agreements to be bound by such indemnifications.
23.3	Survival of Obligations
The waiver, indemnification and hold harmless obligations provided in this Article 23 shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.
23.4	Third Party Claims Coverage
Contractor or Purchaser, depending on which is party to the Launch Services Agreement, shall use reasonable commercial efforts to require the Launch Agency to include the other Party (and any other party or entity as such Party may request) as an additional named insured under the third party liability insurance (or any other program of third party claims coverage, including coverage provided by agencies of any government) that is provided or required to be provided by or through the Launch Agency.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

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EXECUTION VERSION
ARTICLE 24 — REPRESENTATIONS AND WARRANTIES
24.1	Contractor represents and warrants to Purchaser as follows:
a)
Contractor is a corporation duly formed, validly existing in good standing, and solvent, under the laws of the jurisdiction of its incorporation, and Contractor has qualified under all laws necessary to engage in the business and has full power and authority to own its property and to carry on its business as now conducted.

b)
Contractor possesses full power and authority to execute this Contract and to carry out its obligations under this Contract. The execution and performance of this Contract and the consummation of the transactions contemplated by this Contract have been duly authorized by all requisite action on its part. This Contract constitutes a valid and legally binding obligation of Contractor, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors’ rights generally. Its representative executing this Contract has sufficient authority to sign this Contract in its name and on its behalf, and that authority has not been limited or revoked.

c)
Contractor’s execution and performance of this Contract and the transactions contemplated hereby do not constitute a breach of any term or provision of, or a default under, (A) any contract or agreement to which it or any of its Affiliates is a party or by which it or any of its Affiliates or its or their property is bound, (B) its organizational documents or (C) any laws, regulations or judicial orders having applicability to it, which breach would have a material adverse affect on its ability to perform its obligations hereunder.

d)	Contractor has the requisite expertise, professional qualifications, skills, personnel, technology, experience and technical resources to perform its obligations hereunder.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
24.2	Purchaser represents and warrants to Contractor as follows:
a)
Purchaser is a corporation duly formed and validly existing under the laws of its jurisdiction of incorporation. It has full power and authority to own its property and to carry on its business as now conducted.

b)
Purchaser possesses full power and authority to execute this Contract and to carry out its obligations under this Contract. The execution and performance of this Contract and the consummation of the transactions contemplated by this Contract have been duly authorized by all requisite action on its part. This Contract constitutes a valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors’ rights generally. Its representative executing this Contract has sufficient authority to sign this Contract in its name and on its behalf, and that authority has not been limited or revoked.

[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 25 LIMITATION OF LIABILITY
25.1	GENERAL LIMITATION OF LIABILITY
NEITHER PARTY SHALL BE LIABLE DIRECTLY OR INDIRECTLY TO THE OTHER PARTY, TO THE OTHER PARTY’S SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, CONTRACTORS OR SUBCONTRACTORS AT ANY TIER (INCLUDING SUPPLIERS OF ANY KIND), AGENTS OR CUSTOMERS, TO ITS PERMITTED ASSIGNEES OR SUCCESSOR OWNERS OF THE SATMEX 8 SATELLITE OR OTHER DELIVERABLE ITEM OR TO ANY OTHER PERSON CLAIMING BY OR THROUGH THE OTHER PARTY FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, OR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION COSTS OF EFFECTING COVER, LOST PROFITS, LOST REVENUES OR COSTS OF RECOVERING THE SATMEX 8 SATELLITE, ARISING FROM OR RELATING TO THE PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS DELIVERED OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF SUCH LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), STATUTE OR OTHER LEGAL OR EQUITABLE THEORY, NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, [***]. THE PARTIES SHALL INDEMNIFY EACH OTHER AND HOLD EACH OTHER HARMLESS FOR AND AGAINST ANY CLAIM ASSERTED DIRECTLY OR INDIRECTLY AGAINST EACH OTHER THAT IS WITHIN THE SCOPE OF THE FOREGOING LIMITATION OF LIABILITY AND DISCLAIMER. [***]. THIS ARTICLE 25 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS CONTRACT FOR WHATEVER CAUSE.
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
25.2	[***]
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 26 — DISCLOSURE AND HANDLING OF PROPRIETARY INFORMATION
26.1	Definition of Proprietary Information
For the purpose of this Contract, “Proprietary Information” means all information (other than Deliverable Data, which is subject to the provisions of Article 27), in whatever form transmitted, that is disclosed by such Party (hereinafter referred to as the “disclosing party”) to the other Party hereto (hereinafter referred to as the “receiving party”) relating to the performance by the disclosing party of this Contract and: (i) is identified as proprietary by means of a written legend thereon, or (ii) if disclosed orally, is identified as proprietary at the time of initial disclosure and then summarized in a written document, with the Proprietary Information specifically identified, that is supplied to the receiving party within ten (10) days of initial disclosure. Proprietary Information shall not include any information disclosed by a Party that (i) is already known to the receiving party at the time of its disclosure, as evidenced by written records of the receiving party, without an obligation of confidentiality at the time of disclosure; (ii) is or becomes publicly known through no wrongful act of the receiving party; (iii) is independently developed by the receiving party as evidenced by written records of the receiving party; (iv) such Party is legally compelled to disclose; or (v) lawfully obtained from a third party without restriction and without breach of this Contract.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
26.2	Terms for Handling and Use of Proprietary Information
For a period of ten (10) years after receipt of any Proprietary Information (or until such time as such Proprietary Information becomes publicly known as provided in Article 26.1), the receiving party shall not disclose Proprietary Information that it obtains from the disclosing party to any person or entity except its Board of Directors, parent company, employees, employees, contractors and subcontractors at any tier (including suppliers of any kind), consultants and agents who have a need to know and who have been informed of and have agreed to abide by the receiving party’s obligations under this Article 26 and who are authorized pursuant to applicable Export Control Laws to receive such information. The receiving party shall use not less than the same degree of care to avoid disclosure of such Proprietary Information as it uses for its own Proprietary Information of like importance; but in no event less than a reasonable degree of care. Proprietary Information shall be used only for the purpose of performing the obligations under this Contract, or as the disclosing party otherwise authorizes in writing.
In no event shall either Party disclose or transfer SATMEX 8 Satellite controlled technical information or provide technical services whether or not constituting Proprietary Information to insurance brokers, underwriters or other third persons or entities without, where required, prior approval of the U.S. Department of State.
26.3	Legally Required Disclosures
Notwithstanding the foregoing, in the event that the receiving party becomes legally compelled to disclose Proprietary Information of the disclosing party, including this Contract or other supporting document(s), the receiving party shall, to the extent practicable under the circumstances, provide the disclosing party with written notice thereof so that the disclosing party may seek a protective order or other appropriate remedy, or to allow the disclosing party to redact such portions of the Proprietary Information as the disclosing party deems appropriate. In any such event, the receiving party will disclose only such information as is legally required, and will cooperate with the disclosing party (at the disclosing party’s expense) to obtain proprietary treatment for any Proprietary Information being disclosed.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
26.4	Disclosure of Contract Terms
Notwithstanding anything to the contrary in this Article 26, and subject to applicable Export Control Laws, the terms and conditions of this Contract may not be disclosed by either Party to any person, other than to Contractor’s or Purchaser’s respective members of their Board of Directors, employees, consultants, and agents, except with the prior written consent of the other Party which shall not be unreasonably withheld, provided, in each case, that the recipient of such information agrees to treat such information as confidential and executes and delivers a confidentiality agreement or is otherwise subject to confidentiality obligations providing for confidential treatment thereof which in all cases shall be consistent with the confidentiality obligations contained herein; provided, further, that either Party shall have the right to disclose such information as is required under applicable law or the binding order of a court or government agency (subject to Article 26.3 above); provided, further, that Purchaser shall have the right to disclose any or all of the terms and conditions of this Contract to its insurance brokers and underwriters as Purchaser deems necessary in its sole judgment; and provided, further, that Purchaser shall have the right to disclose any or all of the terms and conditions of this Contract if required to do so pursuant to the terms of Purchaser’s financing agreements, stock purchase agreements or processes, or restructuring processes; provided in all cases contemplated above, that (i) the disclosure of such information shall be made in compliance with all applicable Export Control Laws, and (ii) the recipient of such information agrees to treat such information as confidential and executes and delivers a confidentiality agreement or is otherwise subject to confidentiality obligations providing for confidential treatment thereof which in all cases shall be consistent with the confidentiality obligations contained herein.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 27 — RIGHTS IN DELIVERABLE DATA
Contractor shall retain title to all Deliverable Data utilized or developed by Contractor during the performance of this Contract. Subject to Export Control Laws, Purchaser’s officers, directors, employees, agents, consultants and representatives shall have the non-exclusive right to obtain and use the Deliverable Data for the sole purpose of testing, operating and maintaining, the SATMEX 8 Satellite. Purchaser’s officers, directors, employees, consultants and representatives shall not disclose Deliverable Data to other companies, organizations or persons without the express prior written consent of Contractor. Purchaser shall have no rights in Deliverable Data other than as expressly stated in this Contract, and title to Deliverable Data shall not pass to Purchaser or any other entity pursuant to the terms hereof.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 28 — PUBLIC RELEASE OF INFORMATION
28.1	Restrictions on Public Release of Information
Either Party intending to disclose publicly whether through the issuance of news releases, articles, brochures, advertisements, prepared speeches or other information, releases concerning this Contract or the transactions contemplated herein shall obtain the prior written approval of the other Party with respect to the content and timing of such issuance, A Party’s approval under this Article 28 shall not be unreasonably delayed or denied. Provided that Purchaser may also share this information with any potential purchaser under any stock purchase agreement or with any holder of Purchaser’s outstanding First Priority Senior Secured Notes due 2011 or Second Priority Senior Secured Notes due 2013, or any representative thereof, under comparable conditions of confidentiality as stated herein.
28.2	Exceptions
The obligations set forth in Article 28.1 shall not apply to the following:
a.	information that is publicly available from any governmental agency or that is or otherwise becomes publicly available without breach of this Contract;
b.	internal publications or releases which are clearly marked as not intended for the public at large; and
c.
disclosure required by applicable law or regulation, including without limitation, disclosure required by the Securities and Exchange Commission or the Nasdaq Stock Market or any other securities exchange on which the securities of a Party or its Affiliate are then trading

d.	if the disclosure is solely the announcement of the signature and subject matter of this Contract and the identification of the Parties.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 29 NOTICES
29.1	Written Notification
Each notice or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized) to the respective addresses, facsimile, e-mail and telephone numbers and to the attention of the individuals set forth below, and any such notice shall be deemed given on the earlier to occur of (i) actual receipt, irrespective of whether sent by post, facsimile transmission (followed by mailing of the original copy), overnight courier, e-mail0 or other method, and (ii) seven (7) days after mailing by registered or certified mail, return receipt requested, postage prepaid.
In the case of Purchaser:
[***]
With a separately delivered copy to:
[***]
In the case of Contractor:
[***]
29.2	Change of Address
Either Party may from time to time change its notice address or the persons to be notified by giving the other Party prior written notice (as provided above) of such new information and the date upon which such change shall become effective.
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EXECUTION VERSION
ARTICLE 30 — REPLACEMENT SATELLITE
Contractor hereby grants to Purchaser an option to purchase one (1) replacement satellite identical to the SATMEX 8 Satellite (the “Replacement Satellite”). The price for such Replacement Satellite shall be [***] of which [***] constitutes the maximum [***] Contractor may earn with respect to the Replacement Satellite. Delivery of the Replacement Satellite shall be no later than the later to occur of: (i) [***] months after execution of the second contract or Contract amendment identified below and (ii) [***] months after Delivery of the SATMEX 8 Satellite). Commencing upon the date of execution of such second contract or Contract amendment, Contractor shall immediately proceed with all work necessary to manufacture such Replacement Satellite. The option shall remain valid until one (1) year after the Launch of the Satellite (the “Replacement Satellite Exercise Period”), provided that Purchaser may require Contractor to extend the validity of the option and/or change the design and/or specifications of the Replacement Satellite under a change order pursuant to Article 15. If Purchaser wishes to exercise such option, it may do so by providing notice to Contractor at any time prior to the expiration of the Replacement Satellite Exercise Period. In such event, the Parties shall document Purchaser’s agreement to purchase the Replacement Satellite and Contractor’s agreement to manufacture and deliver such satellite by entering into either, at Purchaser’s option, an amendment to this Contract or a second contract that has terms and conditions identical in all relevant material respects to this Contract except for such differences as are reasonably necessary or appropriate to indicate that the second contract applies to the Replacement Satellite. Only upon execution of such second contract or Contract amendment shall Purchaser be financially obligated to Contractor with respect to the Replacement Satellite and shall Contractor be obligated to perform with respect thereto.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 31 — CORRECTIVE MEASURES IN SATELLITE
If the data available from any satellite manufactured by Contractor (whether in-orbit or on the ground) shows that the performance of such satellite may deviate or deviates materially during the life thereof from that specified in the applicable performance specification for such satellite and/or a generic failure is discovered in other satellites manufactured by Contractor, Contractor shall (i) provide Purchaser, or its representatives, as directed by Purchaser, prompt written notice thereof, including any recommended corrective action plans, procedures and testing plans, provided Contractor shall not be required to disclose to Purchaser information that is confidential to a customer of Contractor and (ii) at Contractor’s sole cost, take appropriate corrective measures, including additional testing as applicable, if any, with the unlaunched Satellite (including Satellite in Storage and the Replacement Satellite) so as to eliminate therefrom the causes of such material deviation or potential deviation. Corrective actions must also be performed by Contractor at no cost to Purchaser for any parts recall or GIDEP (Government-Industry Data Exchange Program) alert if applicable.
[Use or disclosure of the data contained on this page is subject to the restriction set forth in Article 26.]

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 32 — STORAGE
Purchaser, at its option to be exercised no later than [***] before Delivery of the Satellite, may direct Contractor to store the Satellite, after Delivery of the Satellite, for a period of one (1) month up to thirty-six (36) months (“Storage”), and to provide certain services associated with storage of the Spacecraft. If the Purchaser exercises this Option, upon completion of SPSR: i) the Satellite shall be deemed to be Delivered and Acceptance to have occurred, ii) the warranty pursuant to Article 14.0, shall commence on the date the Spacecraft enters into storage and continue until the earlier to occur of [***] and thirty-six (36) months after placement in Storage and, iii) [***], if Storage is then continuing. Title to, and risk of loss or damage to, the Spacecraft shall remain with the Contractor during the Storage period including transit to and from the Storage location and shall transfer to Purchaser in accordance with Article 12.
32.1	[***]

32.2	[***]

32.3	Notification of Intention to Launch a Previously Stored Satellite.
Purchaser shall notify Contractor in writing that the Satellite in storage should be removed from storage and shipped to the Launch Site. This notification must be received by Contractor not less than [***] months before the new date established by mutual agreement between Purchaser and Contractor (subject to approval by the Launch Agency and consistent with any required Export Control Laws) for Launch. Upon Purchaser’s direction to Contractor to remove the Satellite from Storage, Contractor shall, (i) conduct the post-storage verification tests as set forth in Exhibit D, SATMEX 8 Satellite Test Plan, (ii) refurbish and retest the refurbishment as needed due to Storage and (iii) take appropriate corrective measures pursuant to Article 31. In the event such tests demonstrate conformity of the SATMEX 8 Satellite to the applicable requirements of the SATMEX 8 Satellite Performance Specification and Purchaser confirms in writing such demonstrated conformity (not to be unreasonably withheld), Purchaser shall direct that the SATMEX 8 Satellite be prepared and shipped by Contractor to the Launch Site (or any other location as Purchaser may direct).
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
32.4	Delivery to Purchaser other than for Launch.
Purchaser shall have the right, at any time, to require Contractor to deliver to Purchaser the Satellite from Storage. Upon written request from Purchaser, Contractor shall, at its own cost, and subject to Export Control Laws, deliver the Satellite to its loading dock and assist Purchaser in the transport of the Satellite from Contractor’s facilities. Contractor shall also provide Purchaser with an inventory of the Satellite and such other related documentation as Purchaser may reasonably request. Title to the Satellite and risk of loss thereto shall transfer to Purchaser upon Contractor’s delivery of the Satellite to its loading dock and Purchaser shall be responsible for payment of any taxes that may be imposed upon such transfer. Thereafter, neither Party shall have any further obligation to the other Party hereunder, except for such obligations as expressly survive the termination of this Contract, including the obligation of Purchaser to make any payments remaining to be made under this Contract.
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 33 — ORDER OF PRECEDENCE
In the event of conflict among the terms of the Preamble and Articles 1 to 34 of this Contract and the Exhibits, the following order of decreasing precedence shall apply:
•	This Contract (Preamble and Articles 1 through 34)

•	Schedule 1 SATMEX 8 Milestone Payment Plan for Firm Fixed Price

•	Exhibit A SATMEX 8 Program Statement of Work

•	Exhibit B SATMEX 8 Satellite Performance Specification

•	Exhibit C Mission Assurance Plan

•	Exhibit D SATMEX 8 Satellite Test Plan

•	Exhibit E SATMEX 8 Dynamic Satellite Simulation Specification

•	Exhibit F GCE Upgrade Statement of Work

•	Exhibit G iTACS Technical Requirements Specification

•	Exhibit H APS Technical Requirements Specification

•	Exhibit I GCE Upgrade Product Assurance Plan

•	Exhibit J Ground Control Equipment Upgrade Test Plan

•	Exhibit K Ground Control Equipment Upgrade Training Plan

•	Exhibit L SATMEX 8 Program Satellite and DSS Training Plan
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
ARTICLE 34 — GENERAL
34.1	Binding Effect; Assignment
This Contract shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Assignment of this Contract shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in this Contract.
34.2	Assignment
34.2.1	General. This Contract may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party, not to be unreasonably withheld or delayed.
34.2.2
By Purchaser. Notwithstanding the foregoing, Purchaser may assign or transfer this Contract or all its rights, duties, or obligations hereunder (i) to an Affiliate, provided that such Affiliate has sufficient financial resources to fulfill Purchaser’s obligations under this Contract, (ii) in connection with obtaining financing for the payment of Contractor’s invoices and any and all other fees, charges or expenses payable under this Contract under any financing agreement; (iii) to a strategic partner in a joint venture or a special purpose vehicle in connection with a sale/leaseback, capacity sale or similar transaction involving such a joint venture or strategic partnership, and (iv) any person in connection with the sale, transfer, merger, assignment or other reorganization affecting Purchaser or all (or substantially all) of Purchaser assets or capital stock, whether by way of merger, consolidation, or otherwise, in all of the above instances provided the assignee, transferee, or successor to Purchaser has expressly assumed all the obligations of Purchaser and all terms and conditions applicable to Purchaser under this Contract.

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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
34.2.3
By Contractor. Notwithstanding the foregoing, Contractor may assign or transfer this Contract or all of its rights, duties, or obligations hereunder to: (i) any Affiliate of Contractor, provided that such Affiliate has sufficient financial and technical resources to fulfill Contractor’s obligations under this Contract, or (ii) any person in connection with the sale, transfer, merger, assignment or other reorganization affecting Contractor or all (or substantially all) of Contractor’s assets or capital stock, whether by way of merger, consolidation, or otherwise, provided that the assignee, transferee, or successor to Contractor has expressly assumed all the obligations of Contractor and all terms and conditions applicable to Contractor under this Contract.

34.2.4
Security Interests. Either Party, may grant security interests in its rights hereunder to lenders that provide financing for the performance by such Party of its obligations under this Contract or for the subject matter hereof, or assign its rights to any payments hereunder. In the event that either Party is sold to or merged into another entity, its responsibilities under this Contract shall not be altered and the successor organization shall be liable for performance of such Party’s obligations under this Contract.

34.3	Severability
If any provision of this Contract is declared or found to be illegal, unenforceable or void, the Parties shall negotiate in good faith to agree upon a substitute provision that is legal and enforceable and is as nearly as possible consistent with the intentions underlying the original provision. If the remainder of this Contract is not materially affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
34.4	Captions
The captions contained herein are for purposes of convenience only and shall not affect the construction of this Contract.
34.5	Relationships of the Parties
It is expressly understood that Contractor and Purchaser intend by this Contract to establish the relationship of independent contractors only, and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership or any other relationship, other than that of independent contractors, between them or their respective successors in interests. Neither Contractor nor Purchaser shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, or to act or purport to act as the agent or the legally empowered representative of the other Party, for any purpose whatsoever.
34.6	Entire Agreement
This Contract, including all Exhibits and the Attachments hereto, represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations and agreements with respect to the subject matter hereof, including, without limitation, the ATP, provided that any work performed under the ATP shall be deemed performed under this Contract, and shall not be modified except by written instrument of subsequent date signed by authorized representatives of both Parties.
34.7	Standard of Conduct
Both Parties agree that all their actions in carrying out the provisions of this Contract shall be in good faith and in compliance with applicable United States and Mexican laws and regulations and neither Party will pay or accept bribes, kickbacks or other illegal payments, or engage in unlawful conduct.
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
34.8	Construction
This Contract, the Exhibits and the Attachment hereto have been drafted jointly by the Parties and in the event of any ambiguities in the language hereof, there shall be no inference drawn in favor of or against either Party.
34.9	Applicable Law
The applicable law shall be New York State law without regard to its conflict of laws rules, except that Purchaser shall not be obligated to violate its obligations under its Concession License from the Mexican Government.
34.10	Survival
Termination or expiration of this Contract for any reason shall not release either Party from any liabilities or obligations set forth in this Contract that (i) the Parties have expressly agreed shall survive any such termination or expiration or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.
34.11	U.N. Convention on the International Sales of Goods
The U.N. Convention on the International Sales of Goods shall, except to the extent consistent with Mexican law, not apply or otherwise have any legal effect with respect to this Contract.
34.12	[***]
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
34.13	Interpretation
Wherever the Contract provides for a decision to be made by either Party (including, without limitation, any consent, approval, acceptance, instruction, notice, opinion or direction), both Parties undertake that such decisions shall not be unreasonably made, withheld or delayed. Both Parties agree that when making any claim against the other, they will use all reasonable endeavors to mitigate losses arising from the same.
34.14 No Third-Party Beneficiaries
This Contract is entered into solely between Purchaser and Contractor, and may be enforced only by Purchaser and Contractor and their permitted assigns, and is not intended to confer any further benefits or rights beyond those expressly given. This Contract shall not be deemed to create any rights in, or liabilities to, third parties, including suppliers, customers and owners of a Party, or to create any obligations of a Party to any such third parties, none of which may enforce any provision in this Contract, without limitation. Contractor and Purchaser expressly reserve the right to modify, amend, terminate or otherwise modify any provision in this Contract, without the consent of, or notice to, any third party.
34.15	ROFO Termination and ATP Supersession
The Parties agree that upon the EDC of this Contract, the ROFO is terminated and ceases to have any further force and effect, and the SATMEX 8 Satellite is considered as the Purchaser’s “Next Satellite” in accordance with the terms and conditions set forth in the ROFO. From and after the EDC, this Contract supersedes, in its entirety, the ATP. Any actions taken or payments made thereunder are deemed actions taken and payments made under this Contract.
[INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]
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FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS [***]. COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT.
EXECUTION VERSION
IN WITNESS THEREOF, the Parties have executed this Contract, which execution may be in separate counterparts, by their duly authorized officers, as of April 1st, 2010 as set forth in the Preamble.

SPACE SYSTEMS/LORAL, INC.		SATÉLITES MEXICANOS, S.A. DE C.V.

By:	/s/ Ron Haley	By:	/s/ Patricio Northland
	Name: Ron Haley		Name: Patricio Northland
	Title: CFO		Title: CEO
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